UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07443

Name of Registrant: Vanguard Whitehall Funds

Address of Registrant:

P.O. Box 2600

Valley Forge, PA 19482

Name and address of agent for service:

Heidi Stam, Esquire

P.O. Box 876

Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2007–April 30, 2008

Item 1: Reports to Shareholders

>  Vanguard Selected Value Fund retreated –13.0% for the first half of its fiscal year, faring worse than its benchmark and the average return of peer mid-capitalization value funds.

>  Pessimism dominated U.S. stock market activity, as nearly every industry suffered losses.

>  The fund was particularly hurt by poor performers in the financials sector.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	9
Performance Summary	10
Financial Statements	11
About Your Fund’s Expenses	21
Trustees Approve Advisory Agreements	23
Glossary	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Selected Value Fund	VASVX	–13.0%
Russell Midcap Value Index		–9.2
Average Mid-Cap Value Fund[1]		–10.0

Your Fund’s Performance at a Glance
October 31, 2007–April 30, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Selected Value Fund	$22.11	$17.46	$0.370	$1.550

1  Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard Selected Value Fund lost –13.0% for the six months ended April 30, 2008, as U.S. stocks were adversely affected by a shrinking credit market and a slowing economy.

The fund underperformed its benchmark, the Russell Midcap Value Index, as well as the average return of its peer mid-cap value funds, largely because of poor stock selection in the financials, consumer discretionary, and health care sectors. The lone bright spot in the fund’s holdings was the energy sector.

Economic anxiety weighed on U.S. and international stocks

For the fiscal half-year, the broad U.S. stock market returned –9.9% amid looming fears of an economic recession. The housing slump continued, putting additional pressure on lenders and borrowers. Home prices dropped 7.7% during the first quarter of 2008—the biggest quarterly decline in 12 years. International stocks outperformed their U.S. counterparts, but just about all segments of the global equity markets recorded negative returns.

A mixed picture in bonds as the credit crunch spread

Bonds fared better than stocks during the period, though the fixed income markets were hardly an oasis of calm. The broad taxable bond market returned 4.1%. Much of the return came from U.S. Treasury

2

bonds. Beyond Treasuries, fixed income returns were modest, as the credit crisis reverberated across the lending markets.

The Federal Reserve Board responded to weakness in the credit markets—and the broad economy—with five cuts to its target for the federal funds rate. At the end of April, the Fed lowered the target to 2.0%—the lowest level since December 2004.

Financial companies suffered from the credit crunch

Even though Selected Value was underweighted in financials relative to its benchmark, the sector remained the fund’s largest weighting. The fund’s sector holdings (–21%) declined substantially more than those in the benchmark and were the biggest detractors from relative performance. Some of the fund’s largest absolute losses were posted by regional banks National City and The South Financial Group, and by commercial lenders such as CIT Group, all of which suffered from the credit-market problems affecting the entire financials sector.

The fund’s consumer discretionary holdings (–19%) were also hit hard by expectations of slowing consumer spending. Phone directory publisher Idearc, a significant gainer for the fund last year, reversed course and was by far the fund’s worst performer for the period. The stock was hurt by a deteriorating sales outlook and by an independent rating service’s downgrade of the company’s finances.

Market Barometer
	Total Returns
	Periods Ended April 30, 2008
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–9.5%	–4.6%	11.2%
Russell 2000 Index (Small-caps)	–12.9	–11.0	13.8
Dow Jones Wilshire 5000 Index (Entire market)	–9.9	–4.7	11.8
MSCI All Country World Index ex USA (International)	–9.1	4.1	23.2

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	4.1%	6.9%	4.4%
Lehman Municipal Bond Index	1.5	2.8	4.0
Citigroup 3-Month Treasury Bill Index	1.5	3.9	3.0

CPI
Consumer Price Index	2.8%	3.9%	3.2%

1  Annualized.

3

The fund’s health care stocks (–22%) likewise faltered. Coventry Health Care, a diversified national managed health care company and a prominent winner for the fund last year, suffered as it lowered profit forecasts because of higher expenses. Shares of Omnicare also fell after the company offered a disappointing 2008 outlook as increasing competition drove prices lower.

The fund’s only sector standout was energy, which returned a combined 7%. Murphy Oil, an integrated oil company, was a notable performer in this group, benefiting from rising energy prices and strong sales.

Among all holdings, the top contributor for the period was Ryder System, a transportation and supply-chain management provider in industrials, whose stock rose on reports of increasing quarterly profits driven by robust sales.

More information about the fund’s performance is available in the Advisors’ Report on page 6.

History teaches that recent losses will be temporary

The past six months have tried the patience of all investors. However, long-time investors in Selected Value know that the fund’s advisors execute a strategy that sometimes requires patience before it bears fruit. After all, a value-oriented approach means staying the course even

Annualized Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
		Mid-Cap
	Fund	Value Fund
Selected Value Fund	0.38%	1.41%

1  Fund expense ratio reflects the six months ended April 30, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

4

when stocks believed to be undervalued remain static or drift lower before they attract renewed attention from the market.

Whether the market overall or mid-cap value stocks in particular will rebound soon is anyone’s guess. But it’s helpful to remember that every time stocks have fallen behind, they have eventually rebounded—to the benefit of those who remained invested when the turnaround came.

With its disciplined focus on out-of-favor midsized companies and its low costs, Selected Value can play a valuable role as part of a well-diversified portfolio that also includes a variety of other large- and small-cap stock funds, bond funds, and cash investments. This balanced approach has proven its mettle over time.

As I close this report to you, it’s my pleasure to introduce the fund’s new president, F. William McNabb III. Bill is a man of great character and integrity who is intimately familiar with all aspects of Vanguard—from how we serve our clients to how we invest for our clients.

Bill and I have worked together very closely for more than two decades. I’m thrilled that the fund’s board elected him president, effective March 1, and designated him to succeed me as chief executive officer, a role he will assume within a year, after an orderly transition. Bill and the rest of our team will serve you and our other clients extremely well in the years ahead.

Thank you for your confidence in Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

May 16, 2008

5

Advisors’ Report

For the fiscal half-year ended April 30, 2008, Vanguard Selected Value Fund returned –13.0%. This performance reflected the combined efforts of your fund’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the percentage and amount of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal half-year and of how their portfolio positioning reflects this assessment. These comments were prepared on May 19, 2008.

Barrow, Hanley,

Mewhinney & Strauss, Inc.

Portfolio Managers:

James P. Barrow, Founding Partner

Mark Giambrone, Principal

The past six months have been difficult for the market and for this fund. Illiquidity in the financial markets, fear over the housing market and its impact on the economy, and slowing consumer spending have depressed valuations broadly.

As we have discussed in the past, we are substantially underweighted in the financials sector and have specifically avoided areas such as brokers and mortgage originators, as well as homebuilders. However, the rapid

Vanguard Selected Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney	73	2,757	Conducts fundamental research on individual stocks
& Strauss, Inc.			exhibiting traditional value characteristics: price/earnings
			and price/book ratios below the market average and
			dividend yields above the market average.
Donald Smith & Co., Inc.	24	923	Fundamental research on the lowest price-to-
			tangible-book-value companies. Research focuses
			on underlying quality of book value and assets,
			and on long-term earnings potential.
Cash Investments[1]	3	123	—

1  These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

6

deterioration in credit and the write-downs of mortgage holdings have affected some companies in our portion of the portfolio. We have assessed the risk levels associated with these firms and have exited those we believed to have permanent impairments, while adding to those whose ability to weather this storm should lift valuations substantially in the future. We continue to view our underweighting in financials as appropriate, and are looking for additional opportunities in the sector.

In this period, even the defensive sectors of our portfolio did not hold up, and our overweightings in consumer staples and health care detracted from performance. We continue to find significant value in these areas and have added to the health care portion of the portfolio, in the expectation that this will measurably enhance our results over the next few years.

Our overweighting in industrials and our underweighting in information technology added substantially to performance for the period, and we hold to our belief that these positions are appropriate going forward.

We continue to find businesses with valuation characteristics below those of the market, but with fundamental characteristics superior to those of the market, which we expect to enhance our portfolio’s performance over the longer term.

Donald Smith & Co., Inc.

Portfolio Managers:

Donald G. Smith, Chief Investment Officer

Richard L. Greenberg, CFA, Vice President

As of April 30, 2008, our portfolio continued to meet our criteria of holding a concentrated selection of low price-to-tangible-book-value stocks with attractive long-term earnings potential. Our portfolio currently sells at 93% of tangible book value, 48% of revenues, and 8 times “normalized” earnings. In contrast, stocks in the Standard & Poor’s 500 Index sell at 450% of tangible book value, 143% of revenues, and 16 times normalized earnings.

Our portfolio’s performance lagged the relevant indexes over the fiscal half-year. Semiconductor companies such as Micron, Qimonda, Semiconductor Manufacturing, and Spansion were notable underperformers. An oversupply of memory chips has led to an 80% decline in chip prices over the last 12 months and losses for semiconductor manufacturers. Going forward, capital spending on new chip plants in 2008 is expected to decline substantially, bringing the supply/demand equation into better balance and stabilizing prices.

7

Two other large underperformers were CNA Financial, an insurance company that has suffered because of concerns over the quality of its investment portfolio, and Domtar, a paper producer that has posted disappointing earnings as a result of higher raw material costs. Our analysis of CNA concludes that the stock sells at a discount to tangible book value even if large charges are taken in its investment portfolio. We expect Domtar to be able to pass through the higher raw material costs in their product pricing, and we are encouraged by the company’s tremendous free cash flow.

Notable outperformers for the half-year included Hudson City Bancorp, Ashland, and Overseas Shipholding.

We added to a number of positions in stocks that demonstrated weakness during the period, including American Financial, Air France KLM, CNA, Micron Technology, Qimonda, and Domtar. Our positions in Flextronics, Hudson City Bancorp, and Pinnacle West were reduced on strength, and Dana was eliminated. Two new names, Puget Energy, a utility, and Ashland, a chemical company, were added.

We continue to maintain large holdings in industries that may suffer less from the housing crisis and an economic slowdown, such as insurance and utilities. Our technology holdings generally sell at large discounts to book value, a reasonable gauge of long-term asset value. As always, we will continue to search for low price/book stocks to add to the portfolio and to replace the more highly valued companies.

8

Fund Profile

As of April 30, 2008

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	60	485	4,783
Median Market Cap	$6.8B	$7.1B	$34.8B
Price/Earnings Ratio	14.9x	16.7x	18.1x
Price/Book Ratio	1.6x	1.7x	2.5x
Yield[3]	2.4%	2.4%	1.9%
Return on Equity	14.1%	14.1%	19.6%
Earnings Growth Rate	15.7%	14.9%	20.5%
Foreign Holdings	7.7%	0.0%	0.0%
Turnover Rate	16%[4]	—	—
Expense Ratio	0.38%[4]	—	—
Short-Term Reserves	6.9%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	15.9%	12.0%	9.3%
Consumer Staples	6.3	7.6	9.1
Energy	10.1	9.5	13.5
Financials	20.2	28.4	17.8
Health Care	7.9	2.4	11.3
Industrials	18.1	10.7	11.9
Information Technology	6.1	6.3	16.0
Materials	2.8	7.2	4.1
Telecommunication
Services	0.1	1.7	3.1
Utilities	12.5	14.2	3.9

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.83	0.75
Beta	0.86	0.88

Ten Largest Holdings[6] (% of total net assets)

Murphy Oil Corp.	integrated oil
	and gas	3.8%
Pinnacle West
Capital Corp.	electric utilities	3.1
L-3 Communications	aerospace
Holdings, Inc.	and defense	3.1
Annaly Mortgage
Management Inc. REIT	mortgage REITs	3.0
El Paso Corp.	oil and gas storage
	and transportation	2.8
People’s United	thrifts and
Financial Inc.	mortgage finance	2.6
Ryder System, Inc.	trucking	2.6
Goodrich Corp.	aerospace
	and defense	2.5
MDU Resources	multi-utilities	2.4
Group, Inc.
Avery Dennison Corp.	office services
	and supplies	2.4
Top Ten		28.3%

Investment Focus

1  Russell Midcap Value Index.

2  Dow Jones Wilshire 5000 Index.

3  30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary on pages 25–26.

4  Annualized.

5  For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 25–26.

6  The holdings listed exclude any temporary cash investments and equity index products.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 1997–April 30, 2008

Average Annual Total Returns: Periods Ended March 31, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Selected Value Fund[2]	2/15/1996	–15.30%	15.13%	6.01%

1  Six months ended April 30, 2008.

2  Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after August 7, 2001, and held for less than five years. Nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table on page 16 for dividend and capital gains information.

10

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (89.4%)[1]
Consumer Discretionary (14.4%)
Diversified Consumer Services (0.8%)
Service Corp. International	2,680,500	29,780

Hotels, Restaurants & Leisure (2.0%)
^Royal Caribbean
Cruises, Ltd.	2,378,200	75,865

Household Durables (2.0%)
The Stanley Works	1,607,100	77,527

Media (0.3%)
Idearc Inc.	3,057,400	10,089

Multiline Retail (3.7%)
Family Dollar Stores, Inc.	4,258,900	91,140
^Dillard’s Inc.	2,451,900	50,019

Specialty Retail (3.5%)
Advance Auto Parts, Inc.	1,674,800	58,082
Sherwin-Williams Co.	946,100	52,338
* Office Depot, Inc.	1,983,400	25,150

Textiles, Apparel & Luxury Goods (2.1%)
* Hanesbrands Inc.	2,244,000	78,585
		548,575
Consumer Staples (5.5%)
Carolina Group	1,311,700	86,139
Reynolds American Inc.	1,485,900	80,016
UST, Inc.	797,000	41,500
		207,655
Energy (8.9%)
Murphy Oil Corp.	1,608,400	145,303
El Paso Corp.	6,197,300	106,222
Venture Production PLC	3,020,800	44,359
Overseas Shipholding
Group Inc.	472,900	35,590

	Marathon Oil Corp.	180,700	8,234
			339,708
Financials (18.1%)
	Commercial Banks (0.3%)
	^National City Corp.	1,616,000	10,181

Diversified Financial Services (0.6%)
	CIT Group Inc.	2,020,000	21,998

	Insurance (8.4%)
	Unum Group	3,537,900	82,115
	Willis Group Holdings Ltd.	1,912,500	66,459
	CNA Financial Corp.	2,134,800	57,234
	Axis Capital Holdings Ltd.	1,673,000	56,731
	American Financial
	Group, Inc.	629,600	17,264
	IPC Holdings Ltd.	548,300	15,961
	American National
	Insurance Co.	128,209	14,331
	XL Capital Ltd. Class A	284,700	9,933

	Real Estate Investment Trusts (5.2%)
	Annaly Mortgage
	Management Inc. REIT	6,859,200	114,960
[2]	^First Industrial
	Realty Trust REIT	2,736,900	82,682

	Thrifts & Mortgage Finance (3.6%)
	People’s United
	Financial Inc.	5,809,297	98,584
	New York Community
	Bancorp, Inc.	2,126,700	39,705
	Hudson City Bancorp, Inc.	100,000	1,913
			690,051
Health Care (7.0%)
*	Coventry Health Care Inc.	1,753,000	78,412
	Omnicare, Inc.	3,043,600	61,937
	Quest Diagnostics, Inc.	1,091,000	54,746
*	Hill-Rom Holdings, Inc.	1,685,075	42,346
	CIGNA Corp.	653,300	27,902
			265,343

11

		Market
		Value•
	Shares	($000)
Industrials (16.3%)
Aerospace & Defense (5.6%)
L-3 Communications
Holdings, Inc.	1,043,800	116,332
Goodrich Corp.	1,411,800	96,214

Airlines (2.3%)
Air France KLM ADR	2,902,155	89,386

Commercial Services &
Supplies (3.5%)
Avery Dennison Corp.	1,921,500	92,597
Pitney Bowes, Inc.	1,128,700	40,757

Machinery (2.3%)
ITT Industries, Inc.	991,700	63,469
Briggs & Stratton Corp.	1,639,500	24,953

Road & Rail (2.6%)
Ryder System, Inc.	1,432,700	98,097
		621,805
Information Technology (5.2%)
* Computer Sciences Corp.	1,722,200	75,071
* Flextronics International Ltd.	6,362,009	66,101
* Qimonda AG ADR	5,781,964	20,584
* Semiconductor
Manufacturing International
Corp. ADR	4,626,200	17,626
* Micron Technology, Inc.	1,697,877	13,108
* Spansion Inc. Class A	1,292,500	4,265
		196,755
Materials (2.5%)
* Domtar Corp.	8,851,100	52,841
Ashland, Inc.	774,496	41,064
		93,905
Utilities (11.5%)
Pinnacle West Capital Corp.	3,495,100	118,624
MDU Resources Group, Inc.	3,211,900	92,728
Xcel Energy, Inc.	4,141,400	86,141
* Reliant Energy, Inc.	2,646,200	68,113
CenterPoint Energy Inc.	3,917,400	59,623
Puget Energy, Inc.	404,500	11,006
		436,235
Total Common Stocks
(Cost $3,213,880)		3,400,032
Temporary Cash Investments (10.8%)[1]
Money Market Fund (10.5%)
3 Vanguard Market Liquidity
Fund, 2.304%	372,800,214	372,800
3 Vanguard Market Liquidity
Fund, 2.304%—Note G	26,920,082	26,920
		399,720

	Face
	Amount
	($000)
U.S. Agency Obligation (0.3%)
4 Federal National
Mortgage Assn.
5 2.124%, 8/1/08	10,000	9,948
Total Temporary Cash Investments
(Cost $409,666)		409,668
Total Investments (100.2%)
(Cost $3,623,546)		3,809,700
Other Assets and Liabilities (–0.2%)
Other Assets—Note C		35,942
Liabilities—Note G		(43,011)
		(7,069)
Net Assets (100%)
Applicable to 217,787,866 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		3,802,631
Net Asset Value Per Share		$17.46

12

At April 30, 2008, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	3,689,947	$16.95
Undistributed Net
Investment Income	18,796.09
Accumulated Net
Realized Losses	(94,755)	(.44)
Unrealized Appreciation
Investment Securities	186,154.85
Futures Contracts	2,486.01
Foreign Currencies	3	—
Net Assets	3,802,631	$17.46

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 92.6% and 7.6%, respectively, of net assets. See Note E in Notes to Financial Statements.

2  Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.

3  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5  Securities with a value of $9,948,000 have been segregated as initial margin for open futures contracts.

6  See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

13

Statement of Operations

Six Months Ended
April 30, 2008
($000)
Investment Income
Income
Dividends[1]	39,564
Interest[1]	8,305
Security Lending	230
Total Income	48,099
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,706
Performance Adjustment	(559)
The Vanguard Group—Note C
Management and Administrative	3,225
Marketing and Distribution	477
Custodian Fees	35
Shareholders’ Reports	16
Trustees’ Fees and Expenses	3
Total Expenses	7,903
Expenses Paid Indirectly—Note D	(260)
Net Expenses	7,643
Net Investment Income	40,456
Realized Net Gain (Loss)
Investment Securities Sold[1]	(79,876)
Futures Contracts	(10,034)
Foreign Currencies	(23)
Realized Net Gain (Loss)	(89,933)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(563,822)
Futures Contracts	(1,749)
Foreign Currencies	3
Change in Unrealized Appreciation (Depreciation)	(565,568)
Net Increase (Decrease) in Net Assets Resulting from Operations	(615,045)

1Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $3,744,000, $8,113,000, and ($76,001,000), respectively.

14

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	40,456	87,813
Realized Net Gain (Loss)	(89,933)	371,734
Change in Unrealized Appreciation (Depreciation)	(565,568)	(21,247)
Net Increase (Decrease) in Net Assets Resulting from Operations	(615,045)	438,300
Distributions
Net Investment Income	(80,706)	(65,559)
Realized Capital Gain[1]	(338,091)	(215,117)
Total Distributions	(418,797)	(280,676)
Capital Share Transactions—Note H
Issued	267,347	1,140,416
Issued in Lieu of Cash Distributions	371,344	248,158
Redeemed[2]	(792,760)	(881,899)
Net Increase (Decrease) from Capital Share Transactions	(154,069)	506,675
Total Increase (Decrease)	(1,187,911)	664,299
Net Assets
Beginning of Period	4,990,542	4,326,243
End of Period[3]	3,802,631	4,990,542

1  Includes fiscal 2008 and 2007 short-term gain distributions totaling $35,554,000 and $25,199,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net of redemption fees of $800,000 and $1,189,000.

3  Net Assets—End of Period includes undistributed net investment income of $18,796,000 and $59,069,000.

15

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$22.11	$21.38	$18.99	$16.76	$14.10	$11.27
Investment Operations
Net Investment Income	.20	.40	.35	.30	.26	.25
Net Realized and Unrealized Gain (Loss)
on Investments[1]	(2.93)	1.70	3.18	2.19	2.66	2.82
Total from Investment Operations	(2.73)	2.10	3.53	2.49	2.92	3.07
Distributions
Dividends from Net Investment Income	(.37)	(.32)	(.29)	(.26)	(.26)	(.24)
Distributions from Realized Capital Gains	(1.55)	(1.05)	(.85)	—	—	—
Total Distributions	(1.92)	(1.37)	(1.14)	(.26)	(.26)	(.24)
Net Asset Value, End of Period	$17.46	$22.11	$21.38	$18.99	$16.76	$14.10

Total Return[2]	–12.96%	10.15%	19.38%	14.96%	20.94%	27.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,803	$4,991	$4,326	$3,707	$1,925	$1,265
Ratio of Total Expenses to
Average Net Assets[3]	0.38%*	0.42%	0.45%	0.51%	0.60%	0.78%
Ratio of Net Investment Income to
Average Net Assets	1.95%*	1.74%	1.75%	1.81%	1.78%	2.05%
Portfolio Turnover Rate	16%*	33%	37%	28%	35%	40%

1  Includes increases from redemption fees of $.00, $.01, $.01, $.01, $.01, and $.01.

2  Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year; the 1% fee assessed until March 23, 2005, on shares purchased on or after August 7, 2001, and held for less than five years; or the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.02%), (0.05%), (0.02%), 0.01%, and 0.11%.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Whitehall Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

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Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2004–2007) and for the period ended April 30, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., and Donald Smith & Co., Inc., each provide investment advisory services to a portion of the fund for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Value Index. The basic fee of Donald Smith & Co., Inc., is subject to quarterly adjustments based on performance since July 31, 2005, relative to the MSCI Investable Market 2500 Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2008, the aggregate investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets before a decrease of $559,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2008, the fund had contributed capital of $322,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.32% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

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D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2008, these arrangements reduced the fund’s expenses by $260,000 (an annual rate of 0.01% of average net assets.)

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended April 30, 2008, the fund realized net foreign currency losses of $23,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

At April 30, 2008, the cost of investment securities for tax purposes was $3,623,546,000. Net unrealized appreciation of investment securities for tax purposes was $186,154,000, consisting of unrealized gains of $707,878,000 on securities that had risen in value since their purchase and $521,724,000 in unrealized losses on securities that had fallen in value since their purchase.

At April 30, 2008, the aggregate settlement value of open futures contracts expiring in June 2008 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
E-mini S&P 500 Index	953	66,043	37
S&P 500 Index	163	56,480	2,449

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended April 30, 2008, the fund purchased $296,889,000 of investment securities and sold $811,219,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at April 30, 2008, was $25,105,000, for which the fund received cash collateral of $26,920,000.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007
	Shares	Shares
	(000)	(000)
Issued	14,802	51,661
Issued in Lieu of Cash Distributions	19,763	11,806
Redeemed	(42,517)	(40,102)
Net Increase (Decrease) in Shares Outstanding	(7,952)	23,365

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I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	October 31, 2007		Proceeds from		April 30, 2008
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
First Industrial Realty Trust REIT	110,282	10,841	10,043	2,471	82,682
The South Financial Group, Inc.	78,750	—	31,287	1,273	—
	189,031			3,744	82,682

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Selected Value Fund	10/31/2007	4/30/2008	Period[1]
Based on Actual Fund Return	$1,000.00	$870.38	$1.77
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.97	1.91

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Trustees Approve Advisory Agreements

The board of trustees of Vanguard Selected Value Fund has renewed the fund’s investment advisory agreements with Barrow, Hanley, Mewhinney & Strauss, Inc., and Donald Smith & Co., Inc. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The trustees based their decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Barrow, Hanley, Mewhinney & Strauss. Founded in 1979, Barrow Hanley is known for its commitment to value investing. A subsidiary of Old Mutual Asset Managers, Barrow Hanley remains independently managed and its professionals retain significant equity ownership. The firm has advised Vanguard Selected Value Fund since the fund’s inception in 1996.

Using a combination of in-depth fundamental research and valuation forecasts, Barrow Hanley seeks stocks offering strong fundamentals and price appreciation potential, with below-average price/earnings ratios and price/book value ratios, and above-average current yields.

Donald Smith & Co. Founded in 1983, Donald Smith & Co. is a deep-value-oriented firm that manages large-, mid-, and small-cap value portfolios. The firm has advised Vanguard Selected Value Fund since 2005.

Donald Smith & Co. employs a strictly bottom-up investment approach. The portfolio managers invest in out-of-favor companies selling at discounts to tangible book value. Donald Smith & Co. looks for companies in the bottom decile of price/tangible book ratios that have a positive outlook for earnings potential over the next two to four years.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and the average result of peer funds. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

23

The board did not consider profitability of the fund’s advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for the advisors. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each firm increases.

The board will consider whether to renew the advisory agreements again after a one-year period.

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Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

25

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

26

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the
Trustee since May 1987;	Board, Chief Executive Officer, and Director/Trustee of The Vanguard
Chairman of the Board and	Group, Inc., and of each of the investment companies served by The
Chief Executive Officer	Vanguard Group; Director of Vanguard Marketing Corporation.
155 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners
Trustee since January 2001	(pro bono ventures in education); Senior Advisor to Greenwich Associates
155 Vanguard Funds Overseen	(international business strategy consulting); Successor Trustee of Yale
University; Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and
Trustee since January 2008	Marketing Officer for North America since 2004 and Corporate Vice President of
155 Vanguard Funds Overseen	Xerox Corporation (photocopiers and printers); Director of SPX Corporation
(multi-industry manufacturing),of the United Way of Rochester, and of the Boy
Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
155 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences,
155 Vanguard Funds Overseen	Annenberg School for Communication, and Graduate School of Education of the
University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S.
Rockefeller Professor of Politics and the University Center for Human Values
Carnegie Corporation of New York since 2005 and of Schuylkill River (1990–
2004), Princeton University; Director of Development Corporation and Greater
Philadelphia Chamber of Commerce since 2004; Trustee of the National
Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President
Trustee since July 1998	and Chief Global Diversity Officer since 2006, Vice President and Chief
155 Vanguard Funds Overseen	Information Officer (1997–2005), and Member of the Executive Committee of
Johnson &Johnson (pharmaceuticals/consumer products); Director of the
University Medical Center at Princeton and Women’s Research and Education
Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of
Trustee since December 2004	Finance and Banking, Harvard Business School; Senior Associate Dean and
155 Vanguard Funds Overseen	Director of Faculty Recruiting, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm); Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief
Trustee since January 1993	Executive Officer, and Director of NACCO Industries, Inc. (forklift
155 Vanguard Funds Overseen	trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
155 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard
Treasurer since July 1998	Group, Inc.;Treasurer of each of the investment companies served by The
155 Vanguard Funds Overseen	Vanguard Group.

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: President of The Vanguard
President since March 2008	Group, Inc.,and of each of the investment companies served by The Vanguard
155 Vanguard Funds Overseen	Group since 2008;Director of Vanguard Marketing Corporation; Managing
Director of The Vanguard Group (1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The
Secretary since July 2005	Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group
155 Vanguard Funds Overseen	since 2005; Secretary of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2005; Director and Senior Vice
President of Vanguard Marketing Corporation since 2005; Principal of The
Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Glenn W. Reed
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo
are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People
With Hearing Impairment > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by
with the offering of shares of any	calling Vanguard at 800-662-2739. The guidelines are
Vanguard fund only if preceded or	also available from the SEC’s website, www.sec.gov.
accompanied by the fund’s current	In addition, you may obtain a free report on how your
prospectus.	fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington,
D.C.To find out more about this public service, call the
SEC at 202-551-8090. Information about your fund is
also available on the SEC’s website, and you can
receive copies of this information, for a fee, by sending
a request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q9342 062008

Vanguard® Mid-Cap Growth Fund Semiannual Report

April 30, 2008

>	For the fiscal half-year ended April 30, 2008, Vanguard Mid-Cap Growth Fund returned –11.2%, trailing the returns of its benchmark index and its peer-group mutual funds.

>	The broad stock market experienced elevated levels of volatility en route to a
–9.9% return. Mid-cap stocks fared marginally better than large- and small-caps.

>	The fund suffered declines across most industry sectors. Information technology and consumer discretionary were large detractors; energy was a lone bright spot.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	9
Performance Summary	10
Financial Statements	11
About Your Fund’s Expenses	20
Trustees Approve Advisory Agreements	22
Glossary	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Mid-Cap Growth Fund	VMGRX	–11.2%
Russell Midcap Growth Index		–8.4
Average Mid-Cap Growth Fund[1]		–11.0

Your Fund’s Performance at a Glance
October 31, 2007–April 30, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Mid-Cap Growth Fund	$20.90	$17.50	$0.045	$1.046

1	Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard Mid-Cap Growth Fund returned –11.2% for the six months ended April 30, 2008. The fund’s performance, which was disappointing on both an absolute and a relative basis, was indicative of the turbulent environment in which the fund—and the broader stock market—struggled to find solid footing. The fund trailed the results of its benchmark—the Russell Midcap Growth Index—and slightly lagged the average return of competing mid-cap growth funds. Most of the fund’s industry sectors posted negative results during the half-year.

Economic anxiety weighed on U.S. and international stocks

For the fiscal half-year, the broad U.S. stock market returned –9.9% amid looming fears of an economic recession. The housing slump continued, putting additional pressure on lenders and borrowers. Home prices dropped 7.7% during the first quarter of 2008—the biggest quarterly decline in 12 years. International stocks outperformed their U.S. counterparts, but just about all segments of the global equity markets recorded negative returns.

2

A mixed picture in bonds as the credit crunch spread

Bonds fared better than stocks during the period, though the fixed income markets were hardly an oasis of calm. The broad taxable bond market returned 4.1%. Much of the return came from U.S. Treasury bonds. Beyond Treasuries, fixed income returns were modest as the credit crisis reverberated across the lending markets.

The Federal Reserve Board responded to weakness in the credit markets—and the broad economy—with five cuts to its target for the federal funds rate. At the end of April, the Fed lowered the target to 2.0%—the lowest level since December 2004.

Fund met with poor returns in nearly every sector

By some measures, the past six months should have been a fine period for the Mid-Cap Growth Fund: Mid-cap stocks outpaced small- and large-caps, and growth stocks fared better than value stocks. Still, that was not enough to overcome the steep and broad market downdraft that ultimately carried the fund to a –11.2% return. It was one of the worst six-month spans for stocks of any size or stripe in several years.

Most of the Mid-Cap Growth Fund’s areas of investment posted negative results. The fund’s overall performance rested largely on the results of its five

Market Barometer
	Total Returns
	Periods Ended April 30, 2008
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–9.5%	–4.6%	11.2%
Russell 2000 Index (Small-caps)	–12.9	–11.0	13.8
Dow Jones Wilshire 5000 Index (Entire market)	–9.9	–4.7	11.8
MSCI All Country World Index ex USA (International)	–9.1	4.1	23.2

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	4.1%	6.9%	4.4%
Lehman Municipal Bond Index	1.5	2.8	4.0
Citigroup 3-Month Treasury Bill Index	1.5	3.9	3.0

CPI
Consumer Price Index	2.8%	3.9%	3.2%

1	Annualized.

3

largest sectors (information technology, consumer discretionary, industrials, health care, and energy), which represented more that 85% of the fund’s assets, on average, during the period. Of those sectors, the only positive standout, as you might expect, was energy.

The IT sector, returning –16%, was the fund’s largest-weighting, and also constituted the biggest drag on fund performance during the half-year. Individuals and businesses grew more tentative in making technology purchases or upgrades. Semiconductor firms, communication-equipment makers, and IT services companies were among the weaker performers.

Consumer discretionary stocks also suffered (–20%) from a softer spending environment, particularly among companies in leisure-related categories like hotels and resorts, casinos, and fitness centers. In industrials, the fund returned –6%, which outpaced the benchmark but still detracted from the fund’s result. A handful of airplane-equipment companies were largely responsible for the negative sector return. And health care stocks retreated –10% for the period on disappointing results from medical-service providers and equipment makers.

Annualized Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
		Mid-Cap
	Fund	Growth Fund
Mid-Cap Growth Fund	0.55%	1.50%

1	Fund expense ratio reflects the six months ended April 30, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

4

The energy sector was the lone bright spot among sectors. The fund’s energy holdings returned 19%, outpacing the benchmark sector’s result. Companies focused on exploring for and producing oil and natural gas accounted for the bulk of the group’s positive performance.

The fund’s smaller remaining areas of investment posted negative returns, ranging from –9% for telecommunications services to –41% for consumer staples.

Choppy markets remind us to balance and diversify

It was a volatile first half of the fiscal year for the Mid-Cap Growth Fund as it experienced positive or negative returns of more than 6% in three of the six months (November and January had weak results; April brought a strong return). The broader stock market experienced similar convulsions.

A bumpy stretch like we have recently experienced could be labeled “Exhibit A” in the case for maintaining a balanced and diversified investment strategy. A portfolio that is balanced among different asset classes (such as stock, bond, and money market funds), and diversified within those groups, can dampen the overall impact when one area hits a rough patch. With its targeted exposure to mid-sized companies with growth potential, we believe the Mid-Cap Growth Fund can play an important role in such an investment strategy.

As I close this report to you, it’s my pleasure to introduce the fund’s new president, F. William McNabb III. Bill is a man of great character and integrity who is intimately familiar with all aspects of Vanguard—from how we serve our clients to how we invest for our clients.

Bill and I have worked together very closely for more than two decades. I’m thrilled that the fund’s board elected him president, effective March 1, and designated him my successor as chief executive officer, a role he will assume within a year, after an orderly transition. Bill and the rest of our team will serve you and our other clients extremely well in the years ahead.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

May 15, 2008

5

Advisors’ Report

During the fiscal half-year ended April 30, 2008, Vanguard Mid-Cap Growth Fund returned –11.2%. This performance reflected the combined efforts of your fund’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal period and of how their portfolio positioning reflects this assessment. These comments were prepared on May 19, 2008.

William Blair & Company, L.L.C.

Portfolio Managers:

Harvey H. Bundy, CFA, Principal

Robert C. Lanphier, Principal

David Ricci, CFA, Principal

Investment environment

Over the past six months, the U.S. stock market experienced its first major setback in five years. The mid-capitalization growth market finished the period down –8.4% (as measured by the Russell Midcap Growth Index). Although the market has been digesting the liquidity and credit crisis for the last nine months, the most recent few months have been even more challenging as worsening economic data points have continued to pop up on

Vanguard Mid-Cap Growth Fund Investment Advisors

Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
William Blair & Company, L.L.C.	48	623	Uses a fundamental investment approach in
			pursuit of superior long-term investment results
			from growth-oriented companies with leadership
			positions and strong market presence.
Chartwell Investment Partners, L.P.	48	616	Uses a bottom-up, fundamental, research-driven
			stock-selection strategy focusing on companies
			with sustainable growth, strong management
			teams,competitive positions, and outstanding
			product and service offerings. These companies
			should continually demonstrate growth in
			earnings per share.
Cash Investments[1]	4	52	—

1	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

6

investors’ radar. Sluggish consumer spending and confidence, weak employment figures, and an unstable housing market have been the main contributors to falling stock prices. The worst of the returns came in early 2008 before a variety of fiscal and monetary stimuli by the Federal Reserve Board calmed investors’ fears. As of April 30, the market was actually in positive territory since these actions were taken.

Within the mid-cap growth benchmark, the energy sector (+11%) once again led all sectors as crude oil prices continued to climb. The materials (–1%) sector also outperformed the market’s other segments, while the typically defensive consumer staples (–6%) and utilities (–7%) sectors performed marginally better than average as well. Consumer discretionary turned in the worst result (–16%) as the weakening housing market continued to take its toll on the profits of consumer-oriented companies. Financials stocks (–13%) also performed poorly as problems plagued the financial system. Finally, the information technology sector (–13%) underperformed as investors began to question the health of corporate IT budgets going forward.

Portfolio’s shortfalls

The Mid-Cap Growth Fund’s performance relative to that of the benchmark was hindered by market headwinds and poor stock selection within certain sectors during the period. Within consumer staples, both Hansen Natural and Whole Foods Market grossly underperformed. The financials sector also dragged down relative performance as National Financial Partners announced weak earnings due to soft retail life-insurance sales. Life Time Fitness (a consumer discretionary holding) and Healthways (in health care) were also notable detractors.

Portfolio’s successes

Meanwhile, the energy sector was a large source of positive relative performance. The portfolio’s exposure to North American natural gas exploration companies was advantageous as natural gas prices rose even faster than crude oil prices. And Fastenal, within the industrials sector, continues to buck the trend as the company has posted solid earnings growth despite obvious U.S. economic headwinds.

From our perspective, the market environment over the last nine months has been a whipsaw for our style of investing. The onset of the credit crunch last fall pushed investors to more-durable growth companies. However, the market’s consensus view of an impending recession during the first part of 2008 then caused investors to question stocks with higher price/earnings ratios, those that had previously been seen as more-durable growers. This has been a big headwind for our investing approach. Going forward, we feel our portfolio has maintained its growth characteristics, but has shed considerable valuation risk. We will continue to build the portfolio from the bottom up and will look for opportunities across sectors in this volatile period.

7

Chartwell Investment Partners, L.P.

Portfolio Managers:

Edward N. Antoian, CFA, CPA,

Managing Partner

Mark J. Cunneen, Managing Partner

and Senior Porfolio Manager

Investment environment

Several recurring concerns weighed on the market over the past six months: credit quality, consumer confidence, housing weakness, manufacturing activity, commodity prices, the weak U.S. dollar, and billions of dollars in losses and write-offs among the world’s largest financial institutions. The period ended strongly, with encouraging earnings reports from nonfinancial companies and further governmental attention to the stress on financial systems. We reiterate that the cloud of uncertainty remains, though it does not seem as ominous as it did in the last quarter of 2007 and first quarter of 2008.

Portfolio’s successes

Business service companies were our top performers, including FTI Consulting, whose outsourced services were in great demand during the economic downturn. In energy, Range Resources was a notable performer as it continued strong earnings’ growth and announced plans to effectively extract natural gas from a large area of Appalachia.

Portfolio’s shortfalls

Stock selection detracted from both the consumer services and basic industry sectors. In particular, Life Time Fitness offered cautious earnings guidance for 2008, responding to current economic conditions. We feel the company was overly conservative in that it targets higher-end consumers, who tend to be more resilient in times of economic uncertainty.

8

Fund Profile

As of April 30, 2008

Portfolio Characteristics
	Comparative		Broad
	Fund	Index[1]	Index[2]
Number of Stocks	115	542	4,783
Median Market Cap	$4.9B	$8.1B	$34.8B
Price/Earnings Ratio	26.0x	20.6x	18.1x
Price/Book Ratio	3.8x	3.7x	2.5x
Yield[3]	0.0%	0.9%	1.9%
Return on Equity	19.1%	19.8%	19.6%
Earnings Growth Rate	29.9%	25.5%	20.5%
Foreign Holdings	3.1%	0.0%	0.0%
Turnover Rate	61%[4]	—	—
Expense Ratio	0.55%[4]	—	—
Short-Term Reserves	2.0%	—	—

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	15.7%	15.6%	9.3%
Consumer Staples	1.3	4.5	9.1
Energy	11.6	13.7	13.5
Financials	6.5	8.1	17.8
Health Care	12.7	11.9	11.3
Industrials	21.7	16.7	11.9
Information Technology	25.2	18.7	16.0
Materials	2.9	5.2	4.1
Telecommunication
Services	1.8	2.2	3.1
Utilities	0.6	3.4	3.9

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.93	0.86
Beta	1.02	1.26

Ten Largest Holdings[6](% of total net assets)

Activision, Inc.	home entertainment
	software	2.2%
Precision Castparts Corp.	aerospace and
	defense	2.1
Cognizant Technology	information
Solutions Corp.	technology
	consulting and
	other services	2.0
FTI Consulting, Inc.	diversified
	commercial and
	professional services	1.9
Smith International, Inc.	oil and gas
	equipment	1.9
Life Time Fitness, Inc.	leisure facilities	1.8
Affiliated	asset management
Managers Group, Inc.	and custody banks	1.7
McDermott	industrial
International, Inc.	conglomerate	1.7
Fastenal Co.	trading companies
	and distributors	1.7
Dick’s Sporting
Goods, Inc.	specialty stores	1.6
Top Ten		18.6%

Investment Focus

1	Russell Midcap Growth Index.
2	Dow Jones Wilshire 5000 Index.
3	30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary on pages 24–25.
4	Annualized.
5	For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 24–25.
6	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 1997–April 30, 2008

Average Annual Total Returns: Periods Ended March 31, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

1	Six months ended April 30, 2008.
2	Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table on page 16 for dividend and capital gains information.

10

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.8%)[1]
Consumer Discretionary (14.9%)
*^Life Time Fitness, Inc.		624,002	22,682
*	Dick’s Sporting Goods, Inc.	742,629	21,239
	DeVry, Inc.	290,920	16,582
	Strayer Education, Inc.	66,163	12,286
*	Urban Outfitters, Inc.	334,705	11,464
*	WMS Industries, Inc.	284,500	10,296
*	O’Reilly Automotive, Inc.	355,194	10,254
*	GameStop Corp. Class A	166,650	9,172
*	Penn National Gaming, Inc.	204,920	8,754
*	Chipotle Mexican Grill, Inc.Class B	99,460	8,452
*	Melco PBL Entertainment (MACAU) Ltd.	620,895	8,196
	International Game Technology	227,135	7,891
*^Under Armour, Inc.		199,970	6,665
*	Morningstar, Inc.	113,154	6,561
*	The Goodyear Tire &Rubber Co.	229,260	6,140
*	Gaylord Entertainment Co.	203,855	6,038
*	Discovery Holding Co.Class A	258,430	5,985
	National CineMedia Inc.	255,275	4,891
	Darden Restaurants Inc.	130,500	4,643
	Phillips-Van Heusen Corp.	102,445	4,324
			192,515
Consumer Staples (1.2%)
*	Hansen Natural Corp.	249,950	8,846
	Whole Foods Market, Inc.	201,580	6,580
			15,426
Energy (11.0%)
	Smith International, Inc.	322,121	24,645
*	Forest Oil Corp.	312,880	18,438
*	Ultra Petroleum Corp.	220,240	18,295
*	National Oilwell Varco Inc.	191,486	13,107
*	Superior Energy Services, Inc.	280,345	12,442
	Range Resources Corp.	170,420	11,312

			Market
			Value•
		Shares	($000)
*	Southwestern Energy Co.	260,980	11,042
*	SandRidge Energy, Inc.	224,185	10,129
*	Exterran Holdings, Inc.	144,185	9,630
	XTO Energy, Inc.	140,600	8,698
*	Oceaneering International, Inc.	69,815	4,662
			142,400
Financials (5.9%)
*	Affiliated Managers
	Group, Inc.	218,355	21,691
	Lazard Ltd. Class A	275,010	10,764
*	Philadelphia Consolidated Holding Corp.	270,910	9,991
	Digital Realty Trust, Inc. REIT	226,320	8,770
*	Interactive Brokers Group, Inc.	250,240	7,900
	Assurant, Inc.	111,604	7,254
*	Investment Technology Group, Inc.	129,808	6,265
	National City Corp.	493,775	3,111
			75,746
Health Care (12.0%)
	Pharmaceutical Product
	Development, Inc.	424,548	17,585
*	Hologic, Inc.	516,640	15,081
*	Gen-Probe Inc.	236,220	13,313
*	Covance, Inc.	146,775	12,298
*	IDEXX Laboratories Corp.	227,572	12,107
	C.R. Bard, Inc.	117,839	11,097
*	Henry Schein, Inc.	173,345	9,598
	^Brookdale Senior Living Inc.	359,260	9,405
*	DaVita, Inc.	175,220	9,183
*	Healthways, Inc.	190,322	6,953
*	Qiagen NV	309,840	6,882
*	St. Jude Medical, Inc.	148,810	6,515
	DENTSPLY International Inc.	167,200	6,499
*	Intuitive Surgical, Inc.	21,020	6,080
*	Pediatrix Medical Group, Inc.	76,250	5,187
	IMS Health, Inc.	162,115	4,012
*	Inverness Medical Innovations, Inc.	98,975	3,662
			155,457

11

			Market
			Value•
		Shares	($000)
Industrials (20.8%)
	Aerospace & Defense (4.5%)
	Precision Castparts Corp.	231,740	27,243
	Rockwell Collins, Inc.	219,732	13,867
*	AerCap Holdings NV	536,390	9,269
*	BE Aerospace, Inc.	191,800	7,741

	Air Freight & Logistics (1.3%)
	Expeditors International
	of Washington, Inc.	216,470	10,085
	C.H. Robinson Worldwide Inc.	101,375	6,354

	Commercial Services & Supplies (4.8%)
*	FTI Consulting, Inc.	387,187	24,780
*	Corrections Corp. of America	407,794	10,399
*	Stericycle, Inc.	152,600	8,146
*	IHS Inc. Class A	121,300	8,012
	Robert Half International, Inc.	221,475	5,249
*^RSC Holdings Inc.		550,535	5,087

	Construction & Engineering (0.7%)
*	Quanta Services, Inc.	341,350	9,059

	Electrical Equipment (3.7%)
	Ametek, Inc.	321,395	15,594
	Roper Industries Inc.	236,640	14,700
*	General Cable Corp.	145,795	9,768
	Rockwell Automation, Inc.	139,200	7,549

	Industrial Conglomerates (1.7%)
*	McDermott International, Inc.	404,480	21,672

	Machinery (1.6%)
	Harsco Corp.	258,955	15,364
	Flowserve Corp.	48,950	6,074

	Marine (0.3%)
	^Dryships Inc.	46,280	3,818

	Road & Rail (0.5%)
	J.B. Hunt Transport
	Services, Inc.	186,720	6,343

	Trading Companies & Distributors (1.7%)
	Fastenal Co.	441,921	21,570
			267,743
Information Technology (23.8%)
	Communications Equipment (0.6%)
*	F5 Networks, Inc.	339,600	7,685

	Computers & Peripherals (0.9%)
*	NetApp, Inc.	466,355	11,286

	Electronic Equipment & Instruments (3.8%)
	Amphenol Corp.	371,100	17,137
*	FLIR Systems, Inc.	474,656	16,295

			Market
			Value•
		Shares	($000)
*	Dolby Laboratories Inc.	195,880	7,865
*	Trimble Navigation Ltd.	239,772	7,862

	Internet Software & Services (2.8%)
*	VistaPrint Ltd.	453,385	15,429
*	VeriSign, Inc.	296,700	10,696
*	j2 Global
	Communications, Inc.	252,867	5,411
*	Omniture, Inc.	189,925	4,334

	IT Services (5.5%)
*	Cognizant Technology
	Solutions Corp.	791,463	25,525
	Paychex, Inc.	396,622	14,425
*	Alliance Data Systems Corp.	218,380	12,537
*	Iron Mountain, Inc.	359,770	9,883
	Global Payments Inc.	205,450	9,093

	Semiconductors & Semiconductor
	Equipment (2.7%)
*	Silicon Laboratories Inc.	373,085	12,599
	Intersil Corp.	276,540	7,389
*	Broadcom Corp.	215,525	5,595
*	Marvell Technology
	Group Ltd.	347,925	4,506
*	Varian Semiconductor
	Equipment Associates, Inc.	85,625	3,136
*	MEMC Electronic
	Materials, Inc.	28,979	1,825

	Software (7.5%)
*	Activision, Inc.	1,026,864	27,777
	FactSet Research
	Systems Inc.	266,445	15,995
*	Autodesk, Inc.	373,150	14,180
*	Nuance
	Communications, Inc.	683,810	13,868
*	Citrix Systems, Inc.	401,910	13,163
*	MICROS Systems, Inc.	335,806	11,971
			307,467
Materials (2.6%)
Ecolab, Inc.		401,980	18,475
*	RTI International Metals, Inc.	179,230	7,382
Airgas, Inc.		145,523	7,004
*	Intrepid Potash, Inc.	24,645	1,170
			34,031
Telecommunication Services (1.7%)
*	American Tower Corp.
Class A		345,090	14,984
*^Clearwire Corp.		493,290	7,468
			22,452
Utilities (0.4%)
*	American Water
Works Co., Inc.		230,590	4,859

12

		Market
		Value•
	Shares	($000)
Exchange-Traded Fund (0.5%)
2 Vanguard Mid-Cap ETF	82,700	5,992
Total Common Stocks
(Cost $1,111,689)		1,224,088
Temporary Cash Investments (7.6%)[1]
Money Market Fund (7.4%)
3 Vanguard Market
Liquidity Fund, 2.304%	68,945,610	68,946
3 Vanguard Market
Liquidity Fund,
2.304%—Note G	25,441,600	25,442
		94,388

	Face
	Amount
	($000)
U.S. Agency Obligation (0.2%)
4 Federal Home Loan
Mortgage Corp.
5 2.105%, 8/25/08	3,000	2,980
Total Temporary Cash Investments
(Cost $97,365)		97,368
Total Investments (102.4%)
(Cost $1,209,054)		1,321,456
Other Assets and Liabilities (–2.4%)
Other Assets—Note C		10,255
Liabilities—Note G		(41,120)
		(30,865)
Net Assets (100%)
Applicable to 73,768,042 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,290,591
Net Asset Value Per Share		$17.50

At April 30, 2008, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	1,232,103	16.71
Undistributed Net
Investment Income	276	—
Accumulated Net
Realized Losses	(56,970)	(.77)
Unrealized Appreciation
Investment Securities	112,402	1.52
Futures Contracts	2,780.04
Net Assets	1,290,591	$17.50

•	See Note A in Notes to Financial Statements.

*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.
1

The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.4% and 4.0%, respectively, of net assets. See Note E in Notes to Financial Statements.

2	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4

The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5	Securities with a value of $2,980,000 have been segregated as initial margin for open futures contracts.
6	See Note E in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

13

Statement of Operations

Six Months Ended
April 30, 2008
($000)
Investment Income
Income
Dividends[1]	2,642
Interest[1]	1,627
Security Lending	329
Total Income	4,598
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,382
Performance Adjustment	190
The Vanguard Group—Note C
Management and Administrative	1,444
Marketing and Distribution	154
Custodian Fees	10
Shareholders’ Reports	13
Trustees’ Fees and Expenses	1
Total Expenses	3,194
Expenses Paid Indirectly—Note D	(36)
Net Expenses	3,158
Net Investment Income	1,440
Realized Net Gain (Loss)
Investment Securities Sold[1]	(49,488)
Futures Contracts	(4,425)
Realized Net Gain (Loss)	(53,913)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(89,416)
Futures Contracts	1,078
Change in Unrealized Appreciation (Depreciation)	(88,338)
Net Increase (Decrease) in Net Assets Resulting from Operations	(140,811)

1	Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $85,000, $1,561,000, and $0, respectively.

14

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,440	2,589
Realized Net Gain (Loss)	(53,913)	74,464
Change in Unrealized Appreciation (Depreciation)	(88,338)	149,903
Net Increase (Decrease) in Net Assets Resulting from Operations	(140,811)	226,956
Distributions
Net Investment Income	(2,868)	(1,834)
Realized Capital Gain[1]	(66,660)	(111,529)
Total Distributions	(69,528)	(113,363)
Capital Share Transactions—Note H
Issued	347,360	526,218
Issued in Lieu of Cash Distributions	67,456	105,477
Redeemed	(202,583)	(249,311)
Net Increase (Decrease) from Capital Share Transactions	212,233	382,384
Total Increase (Decrease)	1,894	495,977
Net Assets
Beginning of Period	1,288,697	792,720
End of Period[2]	1,290,591	1,288,697

1	Includes fiscal 2008 and 2007 short-term gain distributions totaling $36,070,000 and $7,296,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2	Net Assets—End of Period includes undistributed net investment income of $276,000 and $1,704,000.

15

Financial Highlights

	Six
	Months
	Ended
For a Share Outstanding	April 30,		Year Ended October 31,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$20.90	$19.12	$16.58	$14.28	$14.22	$10.34
Investment Operations
Net Investment Income (Loss)	.017	.044	.055	.00	(.01)	(.01)
Net Realized and Unrealized Gain (Loss)
on Investments	(2.326)	4.455	2.490	2.30	.07	3.89
Total from Investment Operations	(2.309)	4.499	2.545	2.30	.06	3.88
Distributions
Dividends from Net Investment Income	(.045)	(.044)	(.005)	—	—	—
Distributions from Realized Capital Gains	(1.046)	(2.675)	—	—	—	—
Total Distributions	(1.091)	(2.719)	(.005)	—	—	—
Net Asset Value, End of Period	$17.50	$20.90	$19.12	$16.58	$14.28	$14.22

Total Return[1]	–11.20%	26.39%	15.35%	16.11%	0.42%	37.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,291	$1,289	$793	$562	$442	$247
Ratio of Total Expenses to
Average Net Assets[2]	0.55%*	0.56%	0.50%	0.44%	0.45%	0.63%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.25%*	0.27%	0.26%	0.01%	(0.05%)	(0.18%)
Portfolio Turnover Rate	61%*	70%	159%	80%	102%	106%

1	Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2	Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, (0.04%), (0.09%), (0.05%), and (0.06%).
*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Notes to Financial Statements

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Whitehall Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2004–2007) and for the period ended April 30, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

17

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Chartwell Investment Partners, L.P., and William Blair & Company, L.L.C., each provide investment advisory services to a portion of the fund for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Chartwell Investment Partners is subject to quarterly adjustments based on performance since January 31, 2006, relative to the Russell Midcap Growth Index. The basic fee for William Blair & Company, L.L.C. is subject to quarterly adjustments based on performance since July 31, 2006, relative to the Russell Midcap Growth Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2008, the aggregate investment advisory fee represented an effective annual basic rate of 0.24% of the fund’s average net assets before an increase of $190,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2008, the fund had contributed capital of $104,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.10% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2008, these arrangements reduced the fund’s management and administrative expenses by $34,000 and custodian fees by $2,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2008, the cost of investment securities for tax purposes was $1,209,054,000. Net unrealized appreciation of investment securities for tax purposes was $112,402,000, consisting of unrealized gains of $174,294,000 on securities that had risen in value since their purchase and $61,892,000 in unrealized losses on securities that had fallen in value since their purchase.

18

At April 30, 2008, the aggregate settlement value of open futures contracts expiring in June 2008 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
E-mini S&P MidCap	274	23,019	991
S&P MidCap 400 Index	32	13,442	1,185
E-mini NASDAQ 100	244	9,385	604

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended April 30, 2008, the fund purchased $497,375,000 of investment securities and sold $345,062,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at April 30, 2008, was $24,614,000, for which the fund received cash collateral of $25,442,000.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007
	Shares	Shares
	(000)	(000)
Issued	20,025	27,357
Issued in Lieu of Cash Distributions	3,743	6,062
Redeemed	(11,650)	(13,225)
Net Increase (Decrease) in Shares Outstanding	12,118	20,194

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Growth Fund	10/31/2007	4/30/2008	Period[1]
Based on Actual Fund Return	$1,000.00	$888.02	$2.58
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.13	2.77

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1      The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.55%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

20

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Mid-Cap Growth Fund has renewed the fund’s investment advisory agreements with Chartwell Investment Partners, L.P., and William Blair & Company, L.L.C. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

• Chartwell Investment Partners. Founded in 1997, Chartwell has expertise in small- and mid-cap equity management. The firm employs a fundamental bottom-up strategy seeking companies with superior growth potential at lower relative valuations. Chartwell has advised the fund since 2006.

• William Blair & Company. Founded in 1935, William Blair & Company is an independently owned full-service investment firm. The firm utilizes an investment process that relies on thorough, in-depth, fundamental analysis. Based on this process, the advisor invests in high-quality growth stocks of companies that the advisor believes have superior long-term earnings-growth potential, combined with a proven and sustainable competitive advantage as a result of market/brand position, technology position, or a unique asset base. The firm has advised the fund since 2006.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its average peer fund. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by the fund’s peer group. The board noted that the fund’s advisory fee rate was also well below that of the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Chartwell and William Blair in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

22

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each firm increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

23

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

24

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

25

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group; Director of
Chief Executive Officer	Vanguard Marketing Corporation.
155 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono
Trustee since January 2001	ventures in education); Senior Advisor to Greenwich Associates (international
155 Vanguard Funds Overseen	business strategy consulting); Successor Trustee of Yale University; Overseer of
the Stern School of Business at New York University; Trustee of the Whitehead
Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and
Trustee since January 2008	Marketing Officer for North America since 2004 and Corporate Vice President of
155 Vanguard Funds Overseen	(Xerox Corporation photocopiers and printers); Director of SPX Corporation (multi-
industry manufacturing),of the United Way of Rochester, and of the Boy Scouts of
America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
155 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences,
155 Vanguard Funds Overseen	Annenberg School for Communication, and Graduate School of Education of the
University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S.
Rockefeller Professor of Politics and the University Center for Human Values
(1990–2004), Princeton University; Director of Carnegie Corporation of New York
since 2005 and of Schuylkill River Development Corporation and Greater
Philadelphia Chamber of Commerce since 2004; Trustee of the National
Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
155 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of
Trustee since December 2004	Finance and Banking, Harvard Business School; Senior Associate Dean and
155 Vanguard Funds Overseen	Director of Faculty Recruiting, Harvard Business School; Director and Chairman of
UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista
Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief
Trustee since January 1993	Executive Officer, and Director of NACCO Industries, Inc. (forklift
155 Vanguard Funds Overseen	trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief

Trustee since April 1985	Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc.
155 Vanguard Funds Overseen	(diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution);
Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard
Treasurer since July 1998	Group, Inc.;Treasurer of each of the investment companies served by The
155 Vanguard Funds Overseen	Vanguard Group.

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: President of The Vanguard
President since March 2008	Group, Inc.,and of each of the investment companies served by The Vanguard
155 Vanguard Funds Overseen	Group since 2008;Director of Vanguard Marketing Corporation; Managing Director
of The Vanguard Group (1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The
Secretary since July 2005	Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since
155 Vanguard Funds Overseen	2005; Secretary of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group
(1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Glenn W. Reed
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard®	>	www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, Explorer,
Morgan, Windsor, and the ship logo are trademarks
Direct Investor Account Services > 800-662-2739	of The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone for People	respective owners.
With Hearing Impairment > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction
with the offering of shares of any Vanguard	You can obtain a free copy of Vanguard’s proxy voting
fund only if preceded or accompanied by	guidelines by visiting our website, www.vanguard.com,
the fund’s current prospectus.	and searching for “proxy voting guidelines,” or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington,
D.C.To find out more about this public service, call the
SEC at 202-551-8090. Information about your fund is
also available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3012 062008

Vanguard® International Explorer™ Fund Semiannual Report

April 30, 2008

>	Vanguard International Explorer Fund returned –15.8%, as small-cap stocks declined sharply during the past six months.

>	Financials stocks were hit especially hard, as banks and brokerages wrestled with the global credit crunch.

>	The fund’s health care and utilities stocks were the two sectors that produced positive six-month returns.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	6
Fund Profile	9
Performance Summary	11
Financial Statements	12
About Your Fund’s Expenses	22
Glossary	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2008
	Ticker	Total
	Symbol	Returns
Vanguard International Explorer Fund	VINEX	–15.8%
S&P/Citigroup EMI EPAC Index[1]		–13.6
Average International Small-Cap Fund[2]		–16.3

Your Fund’s Performance at a Glance
October 31, 2007–April 30, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Explorer Fund	$24.70	$17.35	$0.620	$2.920

1 Standard & Poor’s/Citigroup Extended Market Europe & Pacific Index.

2 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

International small-caps retreated during the past six months, as risk aversion dominated the market’s mood. Vanguard International Explorer Fund returned –15.8%, a bit behind its benchmark index, but slightly ahead of its peer group.

Weakness was widespread. In general, the stocks of smaller companies in Europe, Asia, and the developing world sustained double-digit declines. The fund’s sizable positions in industrial companies such as building products makers and trading firms weighed heavily on the six-month return. Materials stocks—chemicals, industrial commodities—were another weak spot.

Please note that as of April 30, 2008, the fund remained closed to most investors. Existing shareholders can continue to contribute. Flagship members are eligible to open new accounts.

Financial issues, inflation, growth worried the world’s markets

A variety of concerns hovered over the global markets during the six months. The U.S. was at the epicenter of the troubles, which included the fallout from a deflating boom in housing prices, related stresses on financial institutions, and an ensuing credit crunch that affected both large and small businesses.

2

At the same time, threats of inflation and slower global growth were also in the air. Prices for commodities, from food to oil, continued to surge. Whether the U.S. economy—the world’s largest—was entering a period of slow growth or an actual recession was being debated as the period drew to a close.

Bonds led stocks as yields fell; central banks pumped in liquidity

October was a month of record highs, as U.S. stocks (measured by the Dow Jones Wilshire 5000 Index) peaked on October 9 and international stocks (measured by the MSCI All Country World Index ex USA) on October 31. From those high points, they began sliding. For the period, U.S. stocks returned –9.9%, and international stocks, –9.1%. Large-cap stocks outpaced small-caps, while growth stocks outperformed their value-oriented counterparts, although both posted negative returns for the six-month span.

Bonds fared better. As yields declined and prices rose, the broad taxable bond market returned 4.1% for the six months. Tax-exempt municipal bonds posted a lackluster return of 1.5%, as investors favored higher-quality U.S. Treasury bonds.

In an effort to help the troubled credit market, the Federal Reserve Board cut its target for the federal funds rate five times during the half-year and, in concert with other nations’ central banks, took aggressive steps to provide liquidity to the financial markets. At the end of April,

Market Barometer
			Total Returns
		Periods Ended April 30, 2008
	Six Months	One Year	Five Years[1]
Stocks
MSCI All Country World Index ex USA (International)	–9.1%	4.1%	23.2%
Russell 1000 Index (Large-caps)	–9.5	–4.6	11.2
Russell 2000 Index (Small-caps)	–12.9	–11.0	13.8
Dow Jones Wilshire 5000 Index (Entire market)	–9.9	–4.7	11.8

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	4.1%	6.9%	4.4%
Lehman Municipal Bond Index	1.5	2.8	4.0
Citigroup 3-Month Treasury Bill Index	1.5	3.9	3.0

CPI
Consumer Price Index	2.8%	3.9%	3.2%

1 Annualized.

3

the Fed lowered the target for the seventh time since last summer, to 2.0%—the lowest level since December 2004.

After years of stellar gains, stocks beat a hasty retreat

During the past six months, risk aversion spiked, upending the hierarchy of investor preferences that has prevailed for much of the past few years. Enthusiasm for stocks seemed to vanish as investors stampeded into government bonds. Small stocks trailed their large-cap counterparts. High-flying emerging markets fell harder than developed markets.

Vanguard International Explorer Fund produced a weak performance in this challenging environment, with a return of –15.8% for the fiscal half-year. Its relatively large position in small-cap stocks in Asia’s emerging markets weighed heavily on the fund’s performance. Many of these were the stocks of banks or industrial companies that have been on the front lines of the global credit crisis.

Returns were better, but by no means good, in Europe’s developed economies, which accounted for about two-thirds of the fund’s assets. The fund’s stocks in developed European markets returned –13.4% in U.S. dollars. Holdings in the United Kingdom, the fund’s largest market allocation, registered a –20% return, as the U.K. economy grappled with some of the same dislocations that have troubled the U.S. market. Stocks in Asia’s developed markets, which made up about 21% of

Annualized Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
		International
	Fund	Small-Cap Fund
International Explorer Fund	0.37%	1.65%

1 Fund expense ratio reflects the six months ended April 30, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

4

fund assets on average during the period, returned –14%. The Hong Kong market was notably weak.

Although bright spots were scarce, the fund eked out a small gain in the health care sector, earning strong returns in the pharmaceuticals industry.

Don’t be swayed by short-term returns

Until mid-2007, international stocks were generating exceptional returns, and the stocks of the globe’s smallest companies did even better. In the three years through June 2007, your fund returned 28.1% per year, on average. The case for international investing, namely the opportunity to diversify a portfolio of U.S. stocks and bonds, went down easily with investors dazzled by the stunning performance.

Recent performance isn’t nearly as palatable, but the long-term case for international investing remains sound. It’s simply an extension of the principles that have helped guide many successful investors to their financial goals: diversification both within and across asset classes and the ability to stick with an appropriate asset allocation throughout the market’s inevitable ups and downs.

As I close this report to you, it’s my pleasure to introduce the fund’s new president, F. William McNabb III. Bill is a man of great character and integrity who is intimately familiar with all aspects of Vanguard—from how we serve our clients to how we invest for them.

Bill and I have worked together very closely for more than two decades. I’m thrilled that the fund’s board elected him president, effective March 1, and designated him to succeed me as chief executive officer, a role he will assume within a year, after an orderly transition. Bill and the rest of our team will serve you and our other clients extremely well in the years ahead.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

May 19, 2008

5

Advisor’s Report

Over the six months ended April 30, 2008, Vanguard International Explorer Fund registered a return of –15.8%, compared with a –13.6% decline in the S&P/Citigroup EM EPAC Index, a broad measure of the performance of smaller non-U.S. stocks.

The investment environment

Following an extended period of outperformance, smaller companies saw their fortunes take an adverse turn in the second half of calendar 2007, and the downturn continued into the new year. Decelerating global growth, rising risk aversion, and tightening credit conditions were likely to create a challenging environment for smaller-company stocks. And the fact that there were sizable profits to be taken has accentuated the outflows from the asset class.

The sector exposure of smaller companies compared with their larger counterparts (heavier in consumer discretionary and industrials, lower in utilities, consumer staples, and energy) has contributed to small-caps’ relative weakness during the past six months, but their under-performance has been uniform within sectors (with telecommunications and utilities the only exceptions) and across all the major regions. Relative performance has been particularly weak in the United Kingdom, where consumer discretionary stocks were down by a third, and financials were down by a fifth, indicative of gathering gloom regarding the outlook for the consumer.

The smaller Asian markets offered similarly poor absolute returns. The Chinese stock market fell by half, and sentiment was further eroded by slowing global growth and rising inflationary pressures in the region. Weakness in Japan was less severe in absolute terms, but has echoed other markets in that consumer cyclicals and financials lagged, while the more globally sensitive sectors of information technology, industrials, and materials also performed poorly.

Our successes and shortfalls

The shortfalls outnumbered the successes over the period. The most significant negative factor has been stock selection in continental European markets, with shortfalls most marked among the industrial, information technology, and materials sectors. Our relative weightings and stock selection in consumer discretionary, energy, and utilities all added value, but were insufficient to offset stock shortfalls elsewhere.

Selection also hurt the fund’s performance in other developed markets, particularly in Asia. In Japan, selection was poor in the consumer discretionary, information technology, and materials sectors, while elsewhere in the region poor stock selection in Hong Kong and Singapore offset the benefit of stronger returns in Australia.

Our rather modest successes in the period included the portfolio’s regional allocation among developed markets (primarily the underweighting of the United Kingdom),

6

and solid defense from the emerging markets component, with good performance in Brazil and the Philippines.

The fund’s positioning

The global economic backdrop has undoubtedly worsened significantly since our last report. Growth expectations have been cut, and yet inflationary expectations have risen, while the divergence between the developed economies and emerging markets has widened. Growth forecasts for emerging markets have actually risen, thanks to sustained momentum in domestic demand and little evidence as yet of a severe slowdown in exports.

We continue to seek good small-company investments in emerging markets, but for the bulk of international small companies the environment is likely to remain challenging, particularly in the United Kingdom, Japan, and some peripheral European economies. We remain generally cautious about these markets and also about the consumer discretionary and financials sectors overall. At some point it will be right to rebuild exposure to these areas, but we do not anticipate doing so in the near future.

The overweighting in smaller markets in Asia remains justified in our view by attractive valuations and the longer-term underpinnings of growth in domestic demand. Our stock selection remains focused on this, and less upon export-sensitive stocks for which rising costs, worsening demand, and currency strength present considerable challenges. Slowing export growth will affect consumer sentiment, but we expect robust infrastructure spending based on both unsatisfied demand and an element of pump-priming. The biggest challenge to the region is inflation, with food and energy accounting for a sizable proportion of both household budgets and the goods and services used in determining local Consumer Price Indexes.

This general thrust of caution regarding exports and the U.S. dollar is also evident in the European holdings, although selected currency-sensitive stocks have been retained on the basis of cheap valuations and strong market positions. However, growth is slowing, and there have been signs of a correction in the euro. Recent purchases, therefore, have been in rather more defensive sectors such as utilities and pharmaceuticals.

An unusual role as a “safe haven” has supported Japan in the fiscal year to date, as has a recovery in the yen, and yet apart from valuations there has been little positive substance to this. We remain cautious, and, if anything, the outperformance has enhanced the relative attraction of opportunities elsewhere. We have recently taken the opportunity to cut exposure further in Japan and also to concentrate the portfolio to emphasize the higher-conviction holdings.

7

In the United Kingdom, growth continues to decelerate amid a slowing housing market and debt-ridden consumers. The monetary authorities are likely to show a greater urgency to ease policy, but are constrained by a weaker currency and headline inflation, while fiscal options are limited. Absolute valuations for smaller companies are reasonable and merger-and-acquisition activity remains resilient despite the credit conditions. We continue to emphasize specialist industrials and other visible growth stocks over consumer cyclicals.

Matthew F. Dobbs

Head—Global Small Companies

Schroder Investment Management North America Inc.

May 19, 2008

8

Fund Profile

As of April 30, 2008

Portfolio Characteristics
		Comparative
	Fund	Index[1]
Number of Stocks	204	4,320
Turnover Rate	32%[2]	—
Expense Ratio	0.37%[2]	—
Short-Term Reserves	2.3%	—

Volatility Measures[3]
Fund Versus
Comparative Index[1]
R-Squared	0.95
Beta	1.00

Sector Diversification (% of equity exposure)
		Comparative
	Fund	Index[1]
Consumer Discretionary	11.0%	15.2%
Consumer Staples	4.2	4.6
Energy	9.6	6.7
Financials	15.7	18.8
Health Care	3.6	7.5
Industrials	35.0	21.0
Information Technology	6.7	9.3
Materials	7.8	11.4
Telecommunication Services	0.0	1.2
Utilities	6.4	4.3

Ten Largest Holdings[4](% of total net assets)

Red Electrica
de Espana SA	electric utilities	2.1%
YIT Oyj	construction and
	engineering	1.9
Rheinmetall AG	industrial
	conglomerates	1.9
Groupe Bourbon SA	oil and gas
	equipment	1.8
Swedish Match AB	tobacco	1.7
Saab AB	aerospace and
	defense	1.7
Saft Groupe SA	electrical
	equipment	1.7
Fugro NV	oil and gas
	equipment	1.7
Niko Resources Ltd.	oil and gas
	exploration and
	production	1.7
ACEA SpA	multi-utilities	1.6
Top Ten		17.8%

Allocation by Region (% of equity exposure)

1 S&P/Citigroup EMI EPAC Index.

2 Annualized.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 24.

4 The holdings listed exclude any temporary cash investments and equity index products.

9

Market Diversification (% of equity exposure)
		Comparative
	Fund	Index[1]
Europe
United Kingdom	15.1%	17.6%
Germany	8.3	9.3
Switzerland	8.3	8.2
France	7.2	10.4
Netherlands	5.6	3.4
Italy	4.6	3.6
Sweden	4.2	2.5
Greece	3.3	0.9
Spain	3.3	4.7
Finland	2.6	1.5
Austria	1.6	0.6
Ireland	1.4	0.9
Other European Markets	1.0	4.4
Subtotal	66.5%	68.0%
Pacific
Japan	13.7%	17.0%
Australia	3.5	6.6
Hong Kong	1.9	1.8
Singapore	2.7	1.3
Other Pacific Markets	0.2	0.2
Subtotal	22.0%	26.9%
Emerging Markets
South Korea	3.9%	4.1%
China	2.2	0.3
Indonesia	1.0	0.0
Brazil	1.0	0.0
Other Emerging Markets	1.7	0.7
Subtotal	9.8%	5.1%
North America
Canada	1.7%	0.0%

1 S&P/Citigroup EMI EPAC Index.

10

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 1997–April 30, 2008

Average Annual Total Returns: Periods Ended March 31, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
International Explorer Fund[2]	11/4/1996	–9.55%	27.27%	15.06%

1 Six months ended April 30, 2008.

2 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table on page 18 for dividend and capital gains information.

11

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (97.4%)
Australia (3.4%)
Sonic Healthcare Ltd.	1,169,035	16,797
^Iluka Resources Ltd.	3,697,351	13,817
Macquarie
Infrastructure Group	4,902,890	13,075
James Hardie
Industries NV	2,316,771	12,920
Downer EDI Ltd.	1,221,749	8,402
Computershare Ltd.	909,508	7,640
* United Group Ltd.	372,474	5,016
Felix Resources Ltd.	47,989	663
		78,330
Austria (1.6%)
*^Kapsch TrafficCom AG	270,000	14,700
^Mayr-Melnhof Karton AG	120,000	12,546
Schoeller-Bleckmann
Oilfield Equipment AG	100,000	8,701
		35,947
Belgium (0.4%)
Sofina SA	80,000	9,670

Brazil (1.0%)
Redecard SA	973,757	18,161
Lojas Americanas SA Pfd.	500,000	3,670
		21,831
Canada (1.7%)
Niko Resources Ltd.	421,178	38,057

China (2.2%)
*^China Everbright Ltd.	5,118,000	13,018
* China Molybdenum
Co. Ltd.	8,382,000	9,105
Jiangsu Expressway
Co. Ltd. H Shares	8,000,000	7,467
*^China Eastern Airlines
Corp. Ltd.	17,020,000	7,349

		Market
		Value•
	Shares	($000)
Shenzhen Expressway
Co. Ltd.	8,408,000	6,162
*^China Foods Ltd.	10,414,000	6,139
		49,240
Finland (2.5%)
^YIT Oyj	1,550,000	43,697
^F-Secure Oyj	3,200,000	13,691
^Teleste Oyj	109,061	914
		58,302
France (7.0%)
^Groupe Bourbon SA	620,000	41,693
[1] Saft Groupe SA	1,000,000	38,547
Nexity	450,000	20,036
*^Alten	500,000	17,558
* Store Promesses	400,000	9,345
* Guyenne et Gascogne SA	50,000	8,536
* Sword Group	146,713	6,286
Virbac SA	65,865	6,209
^Altamir Amboise	490,212	5,480
Ipsen Promesses	80,000	4,889
* Les Nouveaux
Constructeurs SA	192,831	2,155
* Lisi	4,287	463
Cegereal	6,720	318
		161,515
Germany (8.1%)
Rheinmetall AG	570,000	42,924
^MTU Aero Engines
Holdings AG	790,000	35,970
^Aareal Bank AG	610,000	22,633
Bilfinger Berger AG	257,202	21,810
Grenkeleasing AG	400,000	15,901
IDS Scheer AG	900,000	11,121
Symrise AG	300,000	7,393
*^Interhyp AG	84,165	5,869
* Steico AG	430,000	5,493
* Eurokai KGAA Pfd.	45,000	5,236
* Hawesko Holding AG	105,726	4,018

12

		Market
		Value•
	Shares	($000)
^cash.life AG	428,000	3,328
* Utimaco Safeware AG	200,000	2,799
* InVision Software AG	41,954	1,131
		185,626
Greece (3.2%)
* Babis Vovos International	1,167,831	35,497
Fourlis SA	585,000	18,463
Jumbo S.A.	450,000	13,294
Postal Savings Bank	370,000	7,190
		74,444
Hong Kong (1.8%)
MTR Corp.	2,637,500	9,433
Hopewell Holdings Ltd.	2,163,000	9,413
Agile Property
Holdings, Inc.	6,010,000	8,329
CNPC Hong Kong Ltd.	10,690,000	5,139
* China Insurance
International Holdings
Co., Ltd.	1,926,000	5,124
Hong Kong Aircraft &
Engineering Co., Ltd.	275,200	4,902
		42,340
India (0.4%)
*[2]	Infrastructure Development
Finance Co Ltd.
Warrants Exp. 1/20/10	2,000,000	8,720

Indonesia (0.9%)
PT Bank Central Asia Tbk	45,849,000	14,896
PT Bank Rakyat
Indonesia Tbk	10,000,000	6,458
		21,354
Ireland (1.4%)
DCC PLC	1,400,000	32,103

Italy (4.5%)
ACEA SpA	1,950,000	37,549
^Azimut Holding SpA	3,000,000	32,694
Compagnie Industriali
Riunite SpA	10,000,000	25,923
Antichi Pellettieri SpA	577,588	6,819
		102,985
Japan (13.3%)
^Musashi Seimitsu
Industry Co., Ltd.	576,700	12,835
Nihon Parkerizing, Co., Ltd.	792,000	12,602
^MISUMI Group Inc.	566,500	11,022
^Union Tool Co.	297,200	10,931
Tsuruha Holdings, Inc.	288,500	10,781
^Chugoku Marine
Paints, Ltd.	1,400,000	10,730
Nifco Inc.	458,700	9,901
Obic Co., Ltd.	53,510	9,891
^OSG Corp.	680,000	9,575
Tsumura & Co.	386,900	9,365

		Market
		Value•
	Shares	($000)
Aica Kogyo Co., Ltd.	922,800	9,109
Dowa Mining Co., Ltd.	1,213,000	8,215
Shinmaywa
Industries, Ltd.	2,103,000	8,055
^Daihatsu Deisel MFG,
Co., Ltd.	773,000	7,679
Nippon Thompson
Co., Ltd.	1,096,000	7,626
* Nichi-Iko Pharmaceutical
Co., Ltd.	273,000	7,178
Daido Steel Co., Ltd.	1,277,000	7,113
^Trusco Nakayama Corp.	455,900	7,020
Sumida Corp.	511,100	6,743
^Amano Corp.	629,100	6,673
^Sato Corp.	493,400	6,664
^JSP Corp.	757,900	6,635
Sumitomo Osaka
Cement Co., Ltd.	2,867,000	6,282
Chiyoda Co., Ltd.	348,500	6,239
^Nishimatsuya Chain
Co., Ltd.	490,900	6,161
ARCS Co. Ltd.	434,000	6,117
Nitta Corp.	359,000	5,932
Exedy Corp.	212,900	5,881
The Tokyo Tomin Bank, Ltd.	263,500	5,620
H.I.S Co., Ltd.	350,600	5,451
NAFCO Co., Ltd.	313,900	4,820
^Lintec Corp.	357,500	4,643
Gulliver International
Co., Ltd.	126,170	4,552
^Tsutsumi Jewerly
Co., Ltd.	213,500	4,520
*^Hisaka Works, Ltd.	286,000	4,362
Koito Manufacturing
Co., Ltd.	328,000	4,321
Furukawa-Sky
Aluminum Corp.	1,881,000	4,036
ICOM Inc.	154,200	3,650
Japan Aviation Electronics
Industry, Ltd.	395,000	3,414
Ryosan Co., Ltd.	150,000	3,353
Sysmex Corp.	75,000	3,063
Nidec Copal Corp.	226,000	3,062
Intelligence, Ltd.	3,895	2,489
Fujikura Kasei Co., Ltd.	283,800	2,341
Nishio Rent All Co. Ltd.	187,000	2,159
^The Minato Bank, Ltd.	1,064,000	2,129
ALPHA Corp.	193,000	2,048
*^Honeys Co., Ltd.	111,200	1,815
DC Co., Ltd.	519,000	1,424
* Dowa Mining Co., Ltd.
Rights Exp. 1/29/10	2,300,000	772
		306,999
Netherlands (5.5%)
Fugro NV	430,000	38,216
SBM Offshore NV	800,000	30,492

13

		Market
		Value•
	Shares	($000)
Koninklijke Ten Cate NV	800,000	29,001
Arcadis NV	280,000	16,889
* Smartrac NV	280,000	10,861
* BinckBank NV	80,000	1,184
		126,643
New Zealand (0.2%)
Fisher & Paykel Healthcare
Corp. Ltd.	2,035,829	4,248

Norway (0.6%)
* Stepstone ASA	4,200,000	13,917

Philippines (0.8%)
Semirara Mining, Corp.	11,089,100	12,376
Aboitiz Equity
Ventures Inc.	40,000,000	6,213
		18,589
Singapore (2.6%)
ComfortDelGro Corp. Ltd.	11,356,000	14,667
Suntec REIT	10,421,000	11,631
Singapore Exchange Ltd.	1,618,000	10,267
Sembcorp Industries Ltd.	2,965,000	9,159
SMRT Corp. Ltd.	6,251,000	8,301
^Yanlord Land Group Ltd.	3,820,000	6,626
		60,651
South Korea (3.8%)
Hite Brewery Co., Ltd.	141,131	16,665
Kumkang Korea
Chemical Co., Ltd.	35,772	15,934
Samsung Engineering
Co., Ltd.	134,347	11,943
Daegu Bank	624,290	9,900
Samsung Corp.	143,141	9,865
Hyundai Development Co.	127,633	8,148
Lotte Shopping Co., Ltd.	20,574	7,513
* CJ Cheiljedang Corp.	19,035	4,842
STX Engine Co., Ltd.	69,125	3,078
		87,888
Spain (3.2%)
Red Electrica de Espana SA	750,000	48,492
Enagas SA	850,000	25,680
		74,172
Sweden (4.1%)
^Swedish Match AB	1,800,000	39,220
^Saab AB	1,380,000	38,937
*^Transcom WorldWide SA	1,789,096	10,635
^Munters AB	600,000	6,162
		94,954
Switzerland (8.0%)
Sika Finanz AG (Bearer)	21,000	36,232
Helvetia Patria Holding AG	80,000	33,301
BKW FMB Energie AG	260,000	32,031
Bank Sarasin & Cie AG	5,000	22,854

			Market
			Value•
		Shares	($000)
*	Geberit AG	140,000	21,502
	Schweizerhall Holding AG	100,074	16,843
	Jelmoli Holding AG	4,400	11,511
	Mobilezone Holding AG	1,100,000	8,130
*	Compagnie
	Financiere Tradition	15,000	2,834
			185,238
Taiwan (0.3%)
	Synnex Technology
	International Corp.	2,786,000	7,437

Thailand (0.2%)
*	Bank of Ayudhya
	PLC (Foreign)	6,822,800	5,381

United Kingdom (14.7%)
	Carillion PLC	4,000,000	28,714
	WS Atkins PLC	1,000,000	20,933
	SIG PLC	1,300,000	19,333
	Meggitt PLC	3,135,875	18,396
	Balfour Beatty PLC	1,700,000	14,756
*	Premier Oil PLC	481,503	14,692
	Inchcape PLC	1,710,000	14,459
*	Imperial Energy Corp. PLC	600,000	12,967
	Babcock International
	Group PLC	1,000,000	11,684
	J.D. Wetherspoon PLC	1,775,000	9,556
	Ultra Electronics
	Holdings PLC	375,000	9,554
	National Express
	Group PLC	500,000	9,140
	Speedy Hire PLC	640,000	9,058
	Shaftesbury PLC	850,000	9,037
	Findel PLC	1,600,000	8,999
*	Leo Capital PLC	6,150,108	8,929
	Venture Production PLC	600,000	8,811
*	Invensys PLC	1,350,000	7,962
	The Go-Ahead Group PLC	243,964	7,958
	Homeserve PLC	200,000	7,725
	Quintain Estates &
	Development PLC	900,000	7,236
	Headlam Group PLC	900,000	7,138
	William Hill PLC	900,000	6,854
	BPP Holdings PLC	600,000	6,007
	Goldshield Group PLC	1,050,601	5,861
*	CSR PLC	700,000	5,472
	Derwent London PLC	200,000	5,293
	RM PLC	1,000,000	4,150
	The Future Network PLC	7,200,000	4,076
	John Wood Group PLC	456,758	3,879
	Forth Ports PLC	90,000	3,882
*	AEA Technology PLC	2,559,950	3,646
*	Paragon Group Co. PLC	1,820,000	3,609
*	Chrysalis Group PLC	1,400,000	3,215

14

			Market
			Value•
		Shares	($000)
	Eco Animal Health
	Group PLC	1,412,700	2,989
	Nestor Healthcare
	Group PLC	3,020,445	2,849
*	Concateno PLC	802,564	2,447
*	Alexon Group plc	1,360,000	2,203
	Helphire Group PLC	500,000	1,789
	Devro PLC	638,646	1,038
*	Record PLC	583,333	934
*	I-Mate PLC	2,100,000	801
*	Pinnacle Staffing
	Group PLC	723,983	58
*	Carter & Carter
	Group PLC	129,770	—
			338,089
Total Common Stocks
(Cost $1,862,245)			2,244,670
Temporary Cash Investments (12.1%)
[3]	Vanguard Market Liquidity
	Fund, 2.304%	52,572,067	52,572
[3]	Vanguard Market Liquidity
	Fund, 2.304%—Note G	226,455,506	226,456
Total Temporary Cash Investments
(Cost $279,028)			279,028
Total Investments (109.5%)
(Cost $2,141,273)			2,523,698
Other Assets and Liabilities (–9.5%)
Other Assets—Note C			27,810
Security Lending Collateral
	Payable to Brokers—Note G		(226,456)
Other Liabilities			(19,971)
			(218,617)
Net Assets (100%)
Applicable to 132,892,933 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			2,305,081
Net Asset Value Per Share			$17.35

At April 30, 2008, net assets consisted of:[4]
	Amount	Per
	($000)	Share
Paid-in Capital	1,848,555	13.92
Overdistributed Net
Investment Income	(10,270)	(.08)
Accumulated Net
Realized Gains	84,216.63
Unrealized Appreciation
Investment Securities	382,425	2.88
Foreign Currencies	155	—
Net Assets	2,305,081	$17.35

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.

2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2008, the value of this security represented 0.4% of net assets.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

15

Statement of Operations

Six Months Ended
April 30, 2008
($000)
Investment Income
Income
Dividends[1,2]	27,637
Interest[2]	592
Security Lending	1,283
Total Income	29,512
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,446
Performance Adjustment	—
The Vanguard Group—Note C
Management and Administrative	1,281
Marketing and Distribution	238
Custodian Fees	610
Shareholders’ Reports	11
Trustees’ Fees and Expenses	2
Total Expenses	4,588
Expenses Paid Indirectly—Note D	(20)
Net Expenses	4,568
Net Investment Income	24,944
Realized Net Gain (Loss)
Investment Securities Sold[2]	94,673
Foreign Currencies	(168)
Realized Net Gain (Loss)	94,505
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(629,750)
Foreign Currencies	31
Change in Unrealized Appreciation (Depreciation)	(629,719)
Net Increase (Decrease) in Net Assets Resulting from Operations	(510,270)

1 Dividends are net of foreign withholding taxes of $2,496,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $0, $592,000, and $1,202,000, respectively.

16

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	24,944	61,404
Realized Net Gain (Loss)	94,505	406,942
Change in Unrealized Appreciation (Depreciation)	(629,719)	247,009
Net Increase (Decrease) in Net Assets Resulting from Operations	(510,270)	715,355
Distributions
Net Investment Income	(79,257)	(71,880)
Realized Capital Gain[1]	(373,252)	(204,486)
Total Distributions	(452,509)	(276,366)
Capital Share Transactions—Note H
Issued	64,266	336,342
Issued in Lieu of Cash Distributions	396,475	243,650
Redeemed[2]	(445,285)	(434,727)
Net Increase (Decrease) from Capital Share Transactions	15,456	145,265
Total Increase (Decrease)	(947,323)	584,254
Net Assets
Beginning of Period	3,252,404	2,668,150
End of Period[3]	2,305,081	3,252,404

1 Includes fiscal 2008 and 2007 short-term gain distributions totaling $36,430,000 and $3,098,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net of redemption fees of $25,000 and $71,000.

3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($10,270,000) and $33,506,000.

17

Financial Highlights

	Six
	Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$24.70	$21.50	$17.99	$14.64	$11.89	$8.11
Investment Operations
Net Investment Income	.21	.48	.52	.37	.273[1]	.14[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(4.02)	4.95	4.74	3.51	2.544	3.70
Total from Investment Operations	(3.81)	5.43	5.26	3.88	2.817	3.84
Distributions
Dividends from Net Investment Income	(.62)	(.58)	(.40)	(.24)	(.067)	(.06)
Distributions from Realized Capital Gains	(2.92)	(1.65)	(1.35)	(.29)	—	—
Total Distributions	(3.54)	(2.23)	(1.75)	(.53)	(.067)	(.06)
Net Asset Value, End of Period	$17.35	$24.70	$21.50	$17.99	$14.64	$11.89

Total Return[2]	–15.80%	27.18%	31.31%	27.04%	23.79%	47.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,305	$3,252	$2,668	$2,130	$1,577	$420
Ratio of Expenses to Average Net Assets[3]	0.37%*	0.35%	0.44%	0.50%	0.57%	0.73%
Ratio of Net Investment Income to
Average Net Assets	1.99%*	1.99%	2.56%	2.17%	1.96%	1.52%
Portfolio Turnover Rate	32%*	45%	32%	38%	21%	60%

1 Calculated based on average shares outstanding.

2 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.02%, 0.02%, 0.00%, and 0.00%.

* Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Notes to Financial Statements

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Whitehall Funds. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds) between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2004–2007) and for the period ended April 30, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

19

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Schroder Investment Management North America Inc. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the S&P/Citigroup Extended Market Europe & Pacific Index. For the six months ended April 30, 2008, the investment advisory fee represented an effective annual basic rate of 0.19% of the fund’s average net assets, with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2008, the fund had contributed capital of $197,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.20% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2008, these arrangements reduced the fund’s expenses by $20,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial-reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended April 30, 2008, the fund realized net foreign currency losses of $168,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended April 30, 2008, the fund realized gains on the sale of passive foreign investment companies of $10,705,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to overdistributed net investment income. Unrealized appreciation through October 31, 2007, on passive foreign investment company holdings at April 30, 2008, was $24,612,000, all of which has been distributed and is reflected in the balance of overdistributed net investment income.

20

At April 30, 2008, the cost of investment securities for tax purposes was $2,165,885,000. Net unrealized appreciation of investment securities for tax purposes was $357,813,000, consisting of unrealized gains of $550,571,000 on securities that had risen in value since their purchase and $192,758,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended April 30, 2008, the fund purchased $406,865,000 of investment securities and sold $810,819,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at April 30, 2008, was $218,642,000, for which the fund received cash collateral of $226,456,000.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007
	Shares	Shares
	(000)	(000)
Issued	3,513	14,921
Issued in Lieu of Cash Distributions	22,249	11,691
Redeemed	(24,545)	(19,063)
Net Increase (Decrease) in Shares Outstanding	1,217	7,549

I. The fund has invested in a company that is considered to be an affiliated company of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of this company were as follows:

			Current Period Transactions
	Oct. 31, 2007		Proceeds from		April 30, 2008
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Saft Groupe SA	56,702	—	5,914	—	38,547

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Explorer Fund	10/31/2007	4/30/2008	Period[1]
Based on Actual Fund Return	$1,000.00	$841.97	$1.71
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.01	1.88

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.37%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

Note that the expenses shown in the table on page 22 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 2% fee on redemptions of shares held for less than two months, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group; Director of
Chief Executive Officer	Vanguard Marketing Corporation.
155 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono
Trustee since January 2001	ventures in education); Senior Advisor to Greenwich Associates (international
155 Vanguard Funds Overseen	business strategy consulting); Successor Trustee of Yale University; Overseer of
the Stern School of Business at New York University; Trustee of the Whitehead
Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and
Trustee since January 2008	Marketing Officer for North America since 2004 and Corporate Vice President of
155 Vanguard Funds Overseen	(Xerox Corporation photocopiers and printers); Director of SPX Corporation (multi-
industry manufacturing),of the United Way of Rochester, and of the Boy Scouts of
America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
155 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences,
155 Vanguard Funds Overseen	Annenberg School for Communication, and Graduate School of Education of the
University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S.
Rockefeller Professor of Politics and the University Center for Human Values
(1990–2004), Princeton University; Director of Carnegie Corporation of New York
since 2005 and of Schuylkill River Development Corporation and Greater
Philadelphia Chamber of Commerce since 2004; Trustee of the National
Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
155 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of
Trustee since December 2004	Finance and Banking, Harvard Business School; Senior Associate Dean and
155 Vanguard Funds Overseen	Director of Faculty Recruiting, Harvard Business School; Director and Chairman of
UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista
Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief
Trustee since January 1993	Executive Officer, and Director of NACCO Industries, Inc. (forklift
155 Vanguard Funds Overseen	trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief
Trustee since April 1985	Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc.
155 Vanguard Funds Overseen	(diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution);
Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard
Treasurer since July 1998	Group, Inc.;Treasurer of each of the investment companies served by The
155 Vanguard Funds Overseen	Vanguard Group.

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: President of The Vanguard
President since March 2008	Group, Inc.,and of each of the investment companies served by The Vanguard
155 Vanguard Funds Overseen	Group since 2008;Director of Vanguard Marketing Corporation; Managing Director
of The Vanguard Group (1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The
Secretary since July 2005	Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since
155 Vanguard Funds Overseen	2005; Secretary of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group
(1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Glenn W. Reed
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

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with the offering of shares of any Vanguard	You can obtain a free copy of Vanguard’s proxy voting
fund only if preceded or accompanied by	guidelines by visiting our website, www.vanguard.com,
the fund’s current prospectus.	and searching for “proxy voting guidelines,” or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
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© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1262 062008

>  The Investor Shares of Vanguard High Dividend Yield Index Fund returned –10.0% for the six months ended April 30, 2008.

>  Nearly every sector of the U.S. stock market suffered losses as investors became pessimistic about the state of the economy.

>  The fallout from the subprime mortgage crisis caused financial stocks to post the steepest losses.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Fund Profile	7
Performance Summary	8
Financial Statements	9
About Your Fund’s Expenses	22
Trustees Approve Advisory Arrangement	24
Glossary	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2008
	Ticker	Total
	Symbol	Returns
Vanguard High Dividend Yield Index Fund
Investor Shares	VHDYX	–10.0%
ETF Shares[1]	VYM
Market Price		–9.8
Net Asset Value		–10.0
FTSE High Dividend Yield Index		–9.9
Average Large-Cap Value Fund[2]		–10.3

Your Fund’s Performance at a Glance
October 31, 2007–April 30, 2008

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard High Dividend Yield Index Fund
Investor Shares	$21.61	$19.14	$0.310	$0.000
ETF Shares	54.55	48.31	0.818	0.000

1  Vanguard ETF® Shares are traded on the American Stock Exchange and are available only through brokers. The table shows ETF returns based on both the AMEX market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

2  Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

The Investor Shares of Vanguard High Dividend Yield Index Fund returned –10.0% for the six months ended April 30, 2008. The fund’s ETF Shares also returned –10.0% based on NAV.

The fund was successful in closely tracking the performance of the FTSE High Dividend Yield Index, a custom benchmark of U.S. stocks with higher-than-average yields. The performance of the fund’s Investor Shares was also in line with returns across the broad U.S. market as stocks in nearly every sector suffered losses.

Economic anxiety weighed on U.S. and international stocks

For the fiscal half-year, the broad U.S. stock market returned –9.9% amid looming fears of an economic recession. The housing slump continued, putting additional pressure on lenders and borrowers. Home prices dropped 7.7% during the first quarter of 2008—the biggest quarterly decline in 12 years. International stocks outperformed their U.S. counterparts, but just about all segments of the global equity markets recorded negative returns.

A mixed picture in bonds as the credit crunch spread

Bonds fared better than stocks during the period, though the fixed income markets were hardly an oasis of calm. The broad taxable bond market returned 4.1%. Much of the return came from U.S. Treasury bonds. Beyond Treasuries, fixed income returns were modest as the credit crisis reverberated across the lending markets.

The Federal Reserve Board responded to weakness in the credit markets—and the broad economy—with five cuts to its target for the federal funds rate. At the end of April, the Fed lowered the target to 2.0%—the lowest level since December 2004.

Financials hit hardest by severe tightening of credit

Because Vanguard High Dividend Yield Index Fund seeks to track the performance of the FTSE High Dividend Yield Index, its sector weightings differ from those in the broad market. For example, the fund holds a higher weighting in financials and is underweighted in information technology.

Also reflecting the index, the fund is heavily influenced by large, well-established companies with higher dividend yields. These characteristics played a role in the fund’s performance during the period. The index’s largest sector, financials, suffered the worst losses (–19%) for the fiscal half-year, with familiar names proving to be the biggest detractors. Amid difficulties in the credit market and fears that not all losses have been uncovered from defaulting securities, the sector’s performance was responsible for nearly half of the fund’s negative total return. Four of the largest financial firms—

Market Barometer
			Total Returns
	Periods Ended April 30, 2008
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–9.5%	–4.6%	11.2%
Russell 2000 Index (Small-caps)	–12.9	–11.0	13.8
Dow Jones Wilshire 5000 Index (Entire market)	–9.9	–4.7	11.8
MSCI All Country World Index ex USA (International)	–9.1	4.1	23.2

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	4.1%	6.9%	4.4%
Lehman Municipal Bond Index	1.5	2.8	4.0
Citigroup 3-Month Treasury Bill Index	1.5	3.9	3.0

CPI
Consumer Price Index	2.8%	3.9%	3.2%

1  Annualized.

Citigroup, Bank of America, Wachovia, and Fannie Mae—accounted for most of the sector’s retreat within the fund.

A range of other financial companies, including regional banks, consumer finance firms, and insurers, were also hit hard by the dramatically tightened credit environment.

Nearly every other sector also lost ground

Three other sectors also suffered double-digit losses in percentage terms. Industrials (–12%) were adversely affected by the economic slowdown. Again illustrating the impact of larger companies on recent performance, General Electric’s –19% slide made up most of the sector’s negative return for the fund.

Health care (–12%) fell in the period, chiefly because of losses among big-name pharmaceutical firms. Slower spending hurt the consumer discretionary (–11%) and consumer staples (–4%) sectors.

The sole gainer for the half-year was energy (+2%)—no surprise, as rising prices for gas and oil and increasing demand around the world have boosted profits for energy firms.

The disappointing losses should be kept in perspective

The past six months were disappointing and even painful for stock investors, but they should be kept in perspective alongside the gains seen in recent years. It’s inevitable that the market will retreat from time to time. This most recent

Annualized Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average
	Investor	ETF	Large-Cap
	Shares	Shares	Value Fund
High Dividend Yield Index Fund	0.36%	0.21%	1.28%

1  Fund expense ratios reflect the six months ended April 30, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

downturn was not surprising given the far-reaching fallout from problem loans and shrinking credit.

However, because Vanguard High Dividend Yield Index Fund tracks a broadly diversified index with above-average dividends, your investment is not riding on the success of a concentrated portfolio, and the fund’s yield can provide a cushion against losses. At the end of the period, the fund’s yield stood at 3.20% for the Investor Shares, compared with 2.07% for the S&P 500 Index.

When the market regains its footing, which history indicates it will, the fund will be in position to benefit and continue to play a useful role in a well-diversified portfolio that includes a variety of stock, bond, and money market investments. This balanced approach, when applied in conjunction with low costs and a long-term perspective, is a proven way to help accumulate wealth.

Bill McNabb recently named president of Vanguard

As I close this report to you, it’s my pleasure to introduce the fund’s new president, F. William McNabb III. Bill is a man of great character and integrity who is intimately familiar with all aspects of Vanguard—from how we serve our clients to how we invest for our clients.

Bill and I have worked together very closely for more than two decades. I’m thrilled that the fund’s board elected him president, effective March 1, and designated him to succeed me as chief executive officer, a role he will assume within a year, after an orderly transition. Bill and the rest of our team will serve you and our other clients extremely well in the years ahead.

Thank you for your confidence in Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer May 21, 2008

Vanguard High Dividend Yield ETF
Premium/Discount: November 10, 2006[1]–April 30, 2008

	Market Price Above or		Market Price Below
	Equal to Net Asset Value		Net Asset Value
	Number	Percentage	Number	Percentage
Basis Point Differential[2]	of Days	of Total Days	of Days	of Total Days
0–24.9	156	42.28%	190	51.49%
25–49.9	10	2.71	5	1.36
50–74.9	2	0.54	1	0.27
75–100.0	2	0.54	0	0.00
>100.0	3	0.81	0	0.00
Total	173	46.88%	196	53.12%

1  Inception.

2  One basis point equals 1/100 of a percentage point.

Fund Profile

As of April 30, 2008

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	576	576	4,783
Median Market Cap	$58.0B	$58.0B	$34.8B
Price/Earnings Ratio	16.4x	16.5x	18.1x
Price/Book Ratio	2.1x	2.1x	2.5x
Yield[3]		3.5%	1.9%
Investor Shares	3.2%
ETF Shares	3.4%
Return on Equity	19.7%	19.7%	19.6%
Earnings Growth Rate	13.6%	13.6%	20.5%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	17%[4]	—	—
Expense Ratio		—	—
Investor Shares	0.36%[4]
ETF Shares	0.21%[4]
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	6.4%	6.4%	9.3%
Consumer Staples	14.8	14.8	9.1
Energy	6.6	6.6	13.5
Financials	24.6	24.6	17.8
Health Care	11.7	11.7	11.3
Industrials	14.1	14.1	11.9
Information Technology	1.3	1.3	16.0
Materials	5.1	5.1	4.1
Telecommunication
Services	6.5	6.5	3.1
Utilities	8.9	8.9	3.9

Ten Largest Holdings[5] (% of total net assets)

General Electric Co.	industrial
	conglomerates	5.8%
AT&T Inc.	integrated
	telecommunication
	services	4.2
The Procter & Gamble Co.	household
	products	3.7
Chevron Corp.	integrated oil
	and gas	3.6
Johnson & Johnson	pharmaceuticals	3.4
Bank of America Corp.	diversified
	financial services	3.0
JPMorgan Chase & Co.	diversified
	financial services	2.8
Pfizer Inc.	pharmaceuticals	2.4
The Coca-Cola Co.	soft drinks	2.4
ConocoPhillips Co.	integrated oil
	and gas	2.4
Top Ten		33.7%

Investment Focus

1  FTSE High Dividend Yield Index.

2  Dow Jones Wilshire 5000 Index.

3  30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary on page 25.

4  Annualized.

5  The holdings listed exclude any temporary cash investments and equity index products. See page 25 for a glossary of investment terms.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal Year Total Returns (%): November 16, 2006–April 30, 2008

Average Annual Total Returns: Periods Ended March 31, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
Investor Shares[2]	11/16/2006	–6.24%	–2.45%
ETF Shares	11/10/2006
Market Price		–6.20	–1.77
Net Asset Value		–6.11	–1.69

1  Six months ended April 30, 2008.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights tables on pages 18–19 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (6.4%)
McDonald’s Corp.	42,199	2,514
Home Depot, Inc.	59,632	1,717
Carnival Corp.	16,465	661
Clear Channel
Communications, Inc.	17,586	530
CBS Corp.	22,087	509
General Motors Corp.	19,900	462
Fortune Brands, Inc.	5,369	363
Harley-Davidson, Inc.	8,401	321
VF Corp.	3,917	291
Genuine Parts Co.	5,974	254
Sherwin-Williams Co.	4,481	248
H & R Block, Inc.	11,285	247
Mattel, Inc.	13,051	245
Gannett Co., Inc.	8,189	234
Limited Brands, Inc.	12,603	233
Newell Rubbermaid, Inc.	9,760	200
Whirlpool Corp.	2,660	194
Eastman Kodak Co.	10,263	184
Hasbro, Inc.	5,139	183
Darden Restaurants Inc.	5,114	182
D. R. Horton, Inc.	11,144	173
Autoliv, Inc.	2,621	161
The Stanley Works	2,907	140
Black & Decker Corp.	2,128	140
Snap-On Inc.	2,087	124
Family Dollar Stores, Inc.	5,080	109
New York Times Co. Class A	5,105	100
Leggett & Platt, Inc.	5,943	99
Gentex Corp.	5,182	97
Tupperware Brands Corp.	2,141	84
Regal Entertainment
Group Class A	4,441	84
Brinker International, Inc.	3,674	83
Lennar Corp. Class A	4,485	83
Choice Hotels
International, Inc.	2,197	76

KB Home		3,133	70
	Foot Locker, Inc.	5,447	69
	Polaris Industries, Inc.	1,249	58
	MDC Holdings, Inc.	1,265	55
	Brunswick Corp.	3,212	53
	OfficeMax, Inc.	2,719	50
	Jones Apparel Group, Inc.	2,966	47
*	Hillenbrand Inc.	2,203	42
	Pool Corp.	1,788	39
	ArvinMeritor, Inc.	2,404	36
	CBRL Group, Inc.	826	31
	Belo Corp. Class A	3,014	30
	IHOP Corp.	633	30
	Ethan Allen Interiors, Inc.	1,057	29
	Cooper Tire & Rubber Co.	2,160	28
	National CineMedia Inc.	1,471	28
	American Axle &
	Manufacturing
	Holdings, Inc.	1,328	27
	Circuit City Stores, Inc.	5,474	26
	The Buckle, Inc.	522	25
	Sonic Automotive, Inc.	1,079	22
	Furniture Brands
	International Inc.	1,594	22
	Warner Music Group Corp.	2,470	21
	Group 1 Automotive, Inc.	783	21
	Domino’s Pizza, Inc.	1,542	20
	Modine Manufacturing Co.	1,120	20
	^The McClatchy Co. Class A	1,856	19
	Asbury Automotive
	Group, Inc.	1,162	19
	The Pep Boys
	(Manny, Moe & Jack)	2,029	18
	Jackson Hewitt
	Tax Service Inc.	1,189	18
	Superior Industries
	International, Inc.	845	17
	Idearc Inc.	5,035	17
	Cato Corp. Class A	956	16
	Oxford Industries, Inc.	578	16
	Blyth, Inc.	898	15
	Borders Group, Inc.	2,363	15

			Market
			Value•
		Shares	($000)
	Winnebago Industries, Inc.	922	15
	Ruby Tuesday, Inc.	1,685	14
	Beazer Homes USA, Inc.	1,280	14
	Sauer-Danfoss, Inc.	471	14
	Triarc Cos., Inc. Class B	1,822	13
	Ambassadors Group, Inc.	636	12
	Standard Pacific Corp.	2,372	12
	The Marcus Corp.	697	12
	Journal
	Communications, Inc.	1,966	11
	Entercom
	Communications Corp.	1,052	11
	La-Z-Boy Inc.	1,695	11
	Media General, Inc. Class A	735	11
	Lee Enterprises, Inc.	1,312	10
	Citadel Broadcasting Corp.	6,802	9
	Sealy Corp.	1,485	9
	National Presto Industries, Inc.	165	9
	Monaco Coach Corp.	1,350	9
	GateHouse Media, Inc.	1,416	7
*	Tuesday Morning Corp.	1,334	7
	Sinclair Broadcast Group, Inc.	794	7
	Brookfield Homes Corp.	432	7
	Skyline Corp.	245	7
	Big 5 Sporting Goods Corp.	722	7
	Talbots Inc.	770	6
	Kenneth Cole Productions, Inc.	321	6
	Lithia Motors, Inc.	678	6
*	AH Belo Corp.	602	6
	Nautilus Inc.	1,618	6
	Stein Mart, Inc.	1,039	6
	Triarc Cos., Inc. Class A	706	5
	Carmike Cinemas, Inc.	546	4
	Building Materials
	Holding Corp.	958	4
	Marine Products Corp.	494	4
*	Westwood One, Inc.	2,132	4
			12,689
Consumer Staples (14.8%)
	The Procter & Gamble Co.	108,812	7,296
	The Coca-Cola Co.	81,863	4,819
*	Philip Morris
	International Inc.	73,914	3,772
	Kraft Foods Inc.	54,631	1,728
	Altria Group, Inc.	74,052	1,481
	Colgate-Palmolive Co.	18,170	1,285
	Anheuser-Busch Cos., Inc.	25,979	1,278
	Kimberly-Clark Corp.	14,844	950
	General Mills, Inc.	11,904	719
	Sysco Corp.	21,350	653
	Avon Products, Inc.	15,043	587
	Kellogg Co.	10,579	541

H.J. Heinz Co.	11,315	532
Wm. Wrigley Jr. Co.	5,723	436
Reynolds American Inc.	7,779	419
ConAgra Foods, Inc.	17,324	408
Sara Lee Corp.	25,062	364
Campbell Soup Co.	10,166	354
UST, Inc.	5,319	277
The Clorox Co.	4,857	257
Carolina Group	3,801	250
SuperValu Inc.	7,533	249
The Hershey Co.	5,913	221
McCormick & Co., Inc.	4,015	152
J.M. Smucker Co.	2,026	101
Flowers Foods, Inc.	3,201	83
Universal Corp. (VA)	988	63
Nu Skin Enterprises, Inc.	1,756	31
Lancaster Colony Corp.	766	29
Lance, Inc.	1,156	24
Nash-Finch Co.	488	18
Vector Group Ltd.	994	17
WD-40 Co.	549	17
Reddy Ice Holdings, Inc.	810	11
Weis Markets, Inc.	331	10
Farmer Brothers, Inc.	368	9
Alico, Inc.	162	6
		29,447
Energy (6.6%)
Chevron Corp.	75,372	7,247
ConocoPhillips Co.	55,212	4,757
Spectra Energy Corp.	22,209	549
Patterson-UTI Energy, Inc.	5,505	154
Teekay Shipping Corp.	1,957	89
Copano Energy LLC	1,680	62
Ship Finance International Ltd.	1,918	58
Crosstex Energy, Inc.	1,248	43
Nordic American
Tanker Shipping Ltd.	996	34
Tsakos Energy Navigation Ltd.	953	31
General Maritime Corp.	888	23
Knightsbridge Tankers Ltd.	632	18
		13,065
Financials (24.6%)
Capital Markets (2.9%)
Morgan Stanley	37,476	1,821
Bank of New York
Mellon Corp.	40,465	1,761
Merrill Lynch & Co., Inc.	30,400	1,515
American Capital
Strategies, Ltd.	6,860	218
Allied Capital Corp.	5,655	114
Waddell & Reed
Financial, Inc.	2,961	100
Federated Investors, Inc.	2,634	88

Apollo Investment Corp.	4,115	66
Jefferies Group, Inc.	3,281	62
^Greenhill & Co., Inc.	675	44
MCG Capital Corp.	2,749	21
SWS Group, Inc.	906	12
Cohen & Steers, Inc.	388	11
W.P. Stewart & Co., Ltd.	420	1

		Market
		Value•
	Shares	($000)
Commercial Banks (7.9%)
Wells Fargo & Co.	119,497	3,555
Wachovia Corp.	75,585	2,203
U.S. Bancorp	61,614	2,088
PNC Financial
Services Group	12,101	839
SunTrust Banks, Inc.	12,376	690
BB&T Corp.	19,578	671
Regions Financial Corp.	24,689	541
Fifth Third Bancorp	19,013	407
M & T Bank Corp.	3,901	364
KeyCorp	13,906	336
Marshall & Ilsley Corp.	9,526	238
Comerica, Inc.	5,404	188
Zions Bancorp	3,732	173
National City Corp.	22,333	141
Synovus Financial Corp.	11,658	138
Associated Banc-Corp.	4,529	128
Popular, Inc.	10,036	125
Huntington Bancshares Inc.	12,771	120
Cullen/Frost Bankers, Inc.	2,104	117
Commerce Bancshares, Inc.	2,583	112
UnionBanCal Corp.	1,952	103
Bank of Hawaii Corp.	1,699	93
City National Corp.	1,743	84
Valley National Bancorp	4,257	82
Wilmington Trust Corp.	2,423	80
TCF Financial Corp.	4,380	76
Fulton Financial Corp.	6,100	76
BancorpSouth, Inc.	2,911	70
Susquehanna
Bancshares, Inc.	3,121	62
Westamerica
Bancorporation	993	58
Whitney Holdings Corp.	2,476	58
FirstMerit Corp.	2,721	56
First Horizon National Corp.	4,489	48
Webster Financial Corp.	1,828	48
F.N.B. Corp.	2,994	46
Colonial BancGroup, Inc.	5,646	46
National Penn
Bancshares Inc.	2,670	45
Trustmark Corp.	2,046	45
United Bankshares, Inc.	1,529	44
First Midwest Bancorp, Inc.	1,738	44
Hancock Holding Co.	1,063	44
International
Bancshares Corp.	1,742	44
Old National Bancorp	2,460	42
Park National Corp.	529	40
First Charter Corp.	1,310	40
Glacier Bancorp, Inc.	1,841	38

Pacific Capital Bancorp	1,745	36
MB Financial, Inc.	1,214	35
First BanCorp Puerto Rico	3,337	34
First Financial
Bankshares, Inc.	716	32
CVB Financial Corp.	2,788	32
First Commonwealth
Financial Corp.	2,423	30
S & T Bancorp, Inc.	868	30
Umpqua Holdings Corp.	1,993	29
NBT Bancorp, Inc.	1,189	27
Frontier Financial Corp.	1,679	27
United Community Banks, Inc.	1,871	26
Community Bank System, Inc.	998	25
Citizens Banking Corp.	2,868	24
IBERIABANK Corp.	488	24
City Holding Co.	544	23
Chemical Financial Corp.	900	22
First Community Bancorp	980	21
Sterling Financial Corp.	1,679	21
WesBanco, Inc.	941	20
Central Pacific Financial Co.	1,019	19
Harleysville National Corp.	1,246	18
Renasant Corp.	746	17
Sandy Spring Bancorp, Inc.	657	17
Columbia Banking System, Inc.	580	16
Simmons First National Corp.	487	16
First Merchants Corp.	609	15
Oriental Financial Group Inc.	821	15
The South Financial
Group, Inc.	2,479	15
S.Y. Bancorp, Inc.	597	15
Community Trust Bancorp Inc.	475	14
Provident Bankshares Corp.	1,106	14
Independent Bank Corp. (MA)	480	14
Washington Trust Bancorp, Inc.	563	14
First Community
Bancshares, Inc.	382	13
First Financial Bancorp	966	13
First Source Corp.	638	13
First Bancorp (NC)	661	12
Capital City Bank Group, Inc.	454	12
Tompkins Trustco, Inc.	240	12
Integra Bank Corp.	773	11
Amcore Financial, Inc.	898	11
First Financial Corp. (IN)	348	11
Banner Corp.	510	11
Lakeland Bancorp, Inc.	707	11
Arrow Financial Corp.	470	11
Sterling Bancorp	621	10
Old Second Bancorp, Inc.	394	10
Midwest Banc Holdings, Inc.	922	9
Suffolk Bancorp	286	9

City Bank Lynnwood (WA)	511	9
Peoples Bancorp, Inc.	362	9
Cascade Bancorp	926	8
Hanmi Financial Corp.	1,148	8
Capitol Bancorp Ltd.	452	8
Great Southern Bancorp, Inc.	508	8
Seacoast Banking
Corp. of Florida	693	7
Camden National Corp.	215	7

			Market
			Value•
		Shares	($000)
	West Coast Bancorp	511	7
	Independent Bank Corp. (MI)	788	6
	Wilshire Bancorp Inc.	715	6
	Santander BanCorp	505	6
	Farmers Capital Bank Corp.	201	5
	Irwin Financial Corp.	192	1

	Consumer Finance (0.2%)
*	SLM Corp.	17,985	333
	Advance America, Cash
	Advance Centers, Inc.	2,602	23
	Student Loan Corp.	121	15
	Advanta Corp. Class B	989	9
	Nelnet, Inc.	620	8
	The First Marblehead Corp.	1,846	7
	Advanta Corp. Class A	400	3

	Diversified Financial Services (8.2%)
	Bank of America Corp.	157,628	5,917
	JPMorgan Chase & Co.	118,767	5,659
	Citigroup, Inc.	184,082	4,652
	CIT Group Inc.	6,593	72
	Financial Federal Corp.	817	19

	Insurance (3.7%)
	The Travelers Cos., Inc.	21,979	1,108
	The Allstate Corp.	19,880	1,001
	The Hartford Financial
	Services Group Inc.	11,192	798
	The Chubb Corp.	13,566	718
	Marsh & McLennan
	Cos., Inc.	18,380	507
	Lincoln National Corp.	9,336	502
	Safeco Corp.	3,366	225
	XL Capital Ltd. Class A	6,274	219
	Cincinnati Financial Corp.	5,818	209
	Axis Capital Holdings Ltd.	5,371	182
	PartnerRe Ltd.	2,004	148
	Willis Group Holdings Ltd.	3,792	132
	Fidelity National
	Financial, Inc. Class A	7,572	121
	Old Republic
	International Corp.	8,340	120
	First American Corp.	3,278	108
	Protective Life Corp.	2,498	106
	Endurance Specialty
	Holdings Ltd.	2,295	85
	MBIA, Inc.	8,016	83
	Nationwide Financial
	Services, Inc.	1,653	83
	Aspen Insurance
	Holdings Ltd.	3,141	82

Arthur J. Gallagher & Co.	3,160	78
Unitrin, Inc.	1,784	68
IPC Holdings Ltd.	2,007	58
Commerce Group, Inc.	1,571	57
Mercury General Corp.	1,006	50
Ambac Financial Group, Inc.	10,025	46
State Auto Financial Corp.	1,527	42
Selective Insurance Group	1,969	42
Erie Indemnity Co. Class A	780	42
Harleysville Group, Inc.	1,062	39
Zenith National
Insurance Corp.	967	36
American National
Insurance Co.	281	31
United Fire & Casualty Co.	724	24
Horace Mann Educators Corp.	1,398	24
Safety Insurance Group, Inc.	635	23
LandAmerica
Financial Group, Inc.	542	16
Presidential Life Corp.	734	12
Stewart Information
Services Corp.	418	10
Baldwin & Lyons, Inc. Class B	281	7
Kansas City Life Insurance Co.	116	6

Thrifts & Mortgage Finance (1.7%)
Fannie Mae	34,196	968
Freddie Mac	22,782	568
Washington Mutual, Inc.	30,896	380
Hudson City Bancorp, Inc.	18,465	353
New York Community
Bancorp, Inc.	11,419	213
People’s United Financial Inc.	11,988	203
Sovereign Bancorp, Inc.	17,124	128
Countrywide Financial Corp.	20,134	116
Astoria Financial Corp.	3,417	81
Washington Federal Inc.	3,030	72
First Niagara
Financial Group, Inc.	3,812	55
NewAlliance Bancshares, Inc.	3,766	51
Provident Financial
Services Inc.	2,084	32
Capitol Federal Financial	748	29
First Busey Corp.	1,406	28
TrustCo Bank NY	2,676	23
Brookline Bancorp, Inc.	2,153	23
Dime Community
Bancshares	1,190	22
Flushing Financial Corp.	896	17
Northwest Bancorp, Inc.	611	16
Anchor Bancorp Wisconsin Inc.	859	13
First Financial Holdings, Inc.	508	12
Corus Bankshares Inc.	1,368	10

	Bank Mutual Corp.	818	9
*	Guaranty Financial Group, Inc.	1,166	9
	IndyMac Bancorp, Inc.	2,677	9
	Flagstar Bancorp, Inc.	1,032	6
	BankAtlantic Bancorp, Inc. Class A	1,731	5
	PFF Bancorp, Inc.	582	2
			48,949

		Market
		Value•
	Shares	($000)
Health Care (11.7%)
Johnson & Johnson	101,184	6,788
Pfizer Inc.	241,483	4,856
Merck & Co., Inc.	76,979	2,928
Abbott Laboratories	54,607	2,880
Wyeth	47,403	2,108
Eli Lilly & Co.	39,937	1,923
Bristol-Myers Squibb Co.	69,560	1,528
Owens & Minor, Inc.
Holding Co.	1,485	67
Hill-Rom Holdings, Inc.	2,203	55
Brookdale Senior Living Inc.	1,706	45
Mentor Corp.	1,238	36
Landauer, Inc.	299	16
Datascope Corp.	375	14
LCA-Vision Inc.	649	7
Computer Programs
and Systems, Inc.	137	3
		23,254
Industrials (14.1%)
General Electric Co.	353,067	11,545
3M Co.	25,017	1,924
Caterpillar, Inc.	22,091	1,809
United Parcel Service, Inc.	24,080	1,744
Honeywell International Inc.	26,472	1,572
Emerson Electric Co.	27,853	1,456
Illinois Tool Works, Inc.	19,209	1,004
Raytheon Co.	15,158	970
Northrop Grumman Corp.	11,961	880
Norfolk Southern Corp.	13,325	794
Waste Management, Inc.	17,459	630
PACCAR, Inc.	13,263	628
Eaton Corp.	5,175	454
Pitney Bowes, Inc.	7,684	277
R.R. Donnelley & Sons Co.	7,660	235
Masco Corp.	12,846	234
Republic Services, Inc.
Class A	6,497	207
Avery Dennison Corp.	3,727	180
The Timken Co.	3,362	122
Hubbell Inc. Class B	1,763	79
Alexander & Baldwin, Inc.	1,549	78
GATX Corp.	1,739	76
Teleflex Inc.	1,355	75
UAP Holding Corp.	1,899	74
Diana Shipping Inc.	2,030	62
Baldor Electric Co.	1,698	55
The Corporate Executive
Board Co.	1,260	55
Seaspan Corp.	2,043	54
Genco Shipping and
Trading Ltd.	801	54

Eagle Bulk Shipping Inc.	1,585	47
Applied Industrial
Technology, Inc.	1,606	39
Watsco, Inc.	855	39
Deluxe Corp.	1,819	39
HNI Corp.	1,680	37
Barnes Group, Inc.	1,385	36
Mine Safety Appliances Co.	932	35
Arkansas Best Corp.	870	34
Aircastle Ltd.	2,116	30
ABM Industries Inc.	1,369	29
McGrath RentCorp	979	25
Briggs & Stratton Corp.	1,655	25
Steelcase Inc.	2,205	24
Kelly Services, Inc. Class A	1,074	24
Knoll, Inc.	1,833	24
Healthcare Services Group, Inc.	1,469	22
Federal Signal Corp.	1,558	22
NACCO Industries, Inc. Class A	217	20
A.O. Smith Corp.	571	18
Ennis, Inc.	1,002	17
Pacer International, Inc.	877	16
CDI Corp.	494	13
TAL International Group, Inc.	540	13
Courier Corp.	410	10
Kimball International, Inc.
Class B	881	9
Vicor Corp.	727	9
Electro Rent Corp.	637	9
Horizon Lines Inc.	794	8
Wabash National Corp.	990	8
Standex International Corp.	383	8
The Standard Register Co.	784	7
Lawson Products, Inc.	206	5
Diamond Management and
Technology Consultants,Inc.	694	4
Xerium Technologies Inc.	1,089	2
		28,034
Information Technology (1.3%)
Automatic Data
Processing, Inc.	18,500	818
Paychex, Inc.	12,852	467
Analog Devices, Inc.	10,431	336
Linear Technology Corp.	7,847	274
Xilinx, Inc.	10,209	253
Microchip Technology, Inc.	6,628	244
Diebold, Inc.	2,341	92
Acxiom Corp.	2,692	32
Imation Corp.	1,316	31
Quality Systems, Inc.	663	21
United Online, Inc.	1,850	20
Nam Tai Electronics, Inc.	1,434	15
infoUSA Inc.	1,355	8

Gevity HR, Inc.	762	5
		2,616
Materials (5.1%)
E.I. du Pont de
Nemours & Co.	31,763	1,554
Freeport-McMoRan Copper
& Gold, Inc. Class B	13,499	1,535

		Market
		Value•
	Shares	($000)
Dow Chemical Co.	33,256	1,335
Alcoa Inc.	28,734	999
Nucor Corp.	10,700	808
Weyerhaeuser Co.	7,403	473
International Paper Co.	15,275	400
PPG Industries, Inc.	5,883	361
Southern Peru Copper Corp.
(U.S. Shares)	3,108	357
Rohm & Haas Co.	5,216	279
Vulcan Materials Co.	3,815	263
Eastman Chemical Co.	2,876	211
MeadWestvaco Corp.	6,611	174
Lubrizol Corp.	2,450	143
Ashland, Inc.	2,249	119
Sonoco Products Co.	3,498	115
Bemis Co., Inc.	3,631	95
RPM International, Inc.	4,176	93
Valspar Corp.	3,488	77
Cabot Corp.	2,342	68
Packaging Corp. of America	2,836	62
Chemtura Corp.	8,344	58
Eagle Materials, Inc.	1,515	55
Compass Minerals
International, Inc.	854	54
Worthington Industries, Inc.	2,846	51
Olin Corp.	2,505	51
Sensient Technologies Corp.	1,638	49
Louisiana-Pacific Corp.	3,902	45
Temple-Inland Inc.	3,557	42
Arch Chemicals, Inc.	912	31
AMCOL International Corp.	853	25
Ferro Corp.	1,434	25
A. Schulman Inc.	1,071	23
Glatfelter	1,480	22
Valhi, Inc.	747	20
Schweitzer-Mauduit
International, Inc.	651	14
Wausau Paper Corp.	1,786	14
Greif Inc. Class B Shares	210	12
Spartech Corp.	1,064	10
Georgia Gulf Corp.	1,123	7
Stepan Co.	122	5
Tronox Inc. Class B	749	2
Tronox Inc.	606	2
NL Industries, Inc.	153	2
		10,140
Telecommunication Services (6.5%)
AT&T Inc.	215,643	8,347
Verizon Communications Inc.	102,988	3,963
Embarq Corp.	5,400	224
Windstream Corp.	16,771	197
Citizens Communications Co.	11,542	124

FairPoint Communications, Inc.	3,358	31
NTELOS Holdings Corp.	1,031	27
Alaska Communications
Systems Holdings, Inc.	1,734	19
Iowa Telecommunications
Services Inc.	778	13
SureWest Communications	615	9
IDT Corp. Class B	1,433	5
IDT Corp.	373	1
		12,960
Utilities (8.9%)
Exelon Corp.	23,346	1,996
Southern Co.	26,690	994
FPL Group, Inc.	14,329	950
Dominion Resources, Inc.	20,316	881
FirstEnergy Corp.	10,790	816
Duke Energy Corp.	44,304	811
Public Service
Enterprise Group, Inc.	17,986	790
Entergy Corp.	6,840	786
PPL Corp.	13,114	630
American Electric
Power Co., Inc.	14,090	629
Edison International	11,511	600
Constellation
Energy Group, Inc.	6,290	532
Sempra Energy	9,283	526
PG&E Corp.	12,562	502
Consolidated Edison Inc.	9,576	398
Progress Energy, Inc.	9,106	382
Ameren Corp.	7,291	331
Xcel Energy, Inc.	15,238	317
Equitable Resources, Inc.	4,309	286
DTE Energy Co.	5,845	236
Wisconsin Energy Corp.	4,163	198
MDU Resources Group, Inc.	6,522	188
ONEOK, Inc.	3,696	178
NiSource, Inc.	9,754	175
Pepco Holdings, Inc.	7,000	174
CenterPoint Energy Inc.	11,361	173
SCANA Corp.	4,041	159
National Fuel Gas Co.	2,989	153
Alliant Energy Corp.	3,910	147
Northeast Utilities	5,473	144
Energy East Corp.	5,669	129
Integrys Energy Group, Inc.	2,649	127
NSTAR	3,741	120
TECO Energy, Inc.	7,409	119
Pinnacle West Capital Corp.	3,482	118
Puget Energy, Inc.	4,046	110
OGE Energy Corp.	3,261	107
UGI Corp. Holding Co.	3,804	99
AGL Resources Inc.	2,768	94

Aqua America, Inc.	4,784	88
Atmos Energy Corp.	3,092	85
DPL Inc.	3,014	84
Westar Energy, Inc.	3,608	84
ITC Holdings Corp.	1,473	82
Vectren Corp.	2,732	77
Great Plains Energy, Inc.	3,000	77

		Market
		Value•
	Shares	($000)
Hawaiian Electric Industries Inc.	2,985	73
Piedmont Natural Gas, Inc.	2,613	69
WGL Holdings Inc.	1,706	56
Nicor Inc.	1,555	55
IDACORP, Inc.	1,615	52
Portland General Electric Co.	2,113	51
New Jersey Resources Corp.	1,555	50
Black Hills Corp.	1,269	49
Cleco Corp.	2,059	49
ALLETE, Inc.	1,135	47
Southwest Gas Corp.	1,511	44
Northwest Natural Gas Co.	904	41
South Jersey Industries, Inc.	1,076	39
PNM Resources Inc.	2,709	39
UniSource Energy Corp.	1,238	39
Otter Tail Corp.	1,018	38
Avista Corp.	1,816	37
NorthWestern Corp.	1,282	32
California Water
Service Group	793	31
The Laclede Group, Inc.	795	30
MGE Energy, Inc.	763	27
UIL Holdings Corp.	828	26
Empire District Electric Co.	1,127	23
CH Energy Group, Inc.	564	20
American States Water Co.	545	19
Central Vermont Public
Service Corp.	457	11
		17,729
Total Common Stocks
(Cost $214,702)		198,883
Temporary Cash Investments (0.1%)
1 Vanguard Market Liquidity
Fund, 2.304%	78,434	78
1 Vanguard Market Liquidity
Fund, 2.304%—Note E	38,600	39
Total Temporary Cash Investments
(Cost $117)		117
Total Investments (100.1%)
(Cost $214,819)		199,000
Other Assets and Liabilities (–0.1%)
Other Assets—Note B		455
Liabilities—Note E		(631)
		(176)
Net Assets (100%)		198,824

At April 30, 2008, net assets consisted of:[2]
Amount
($000)
Paid-in Capital	215,864
Undistributed Net Investment Income	417
Accumulated Net Realized Losses	(1,638)
Unrealized Depreciation	(15,819)
Net Assets	198,824

Investor Shares—Net Assets
Applicable to 3,819,569 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	73,119
Net Asset Value Per Share—
Investor Shares	$19.14

ETF Shares—Net Assets
Applicable to 2,602,139 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	125,705
Net Asset Value Per Share—
ETF Shares	$48.31

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Statement of Operations

Six Months Ended
April 30, 2008
($000)
Investment Income
Income
Dividends	2,993
Interest[1]	4
Security Lending	5
Total Income	3,002
Expenses
The Vanguard Group—Note B
Investment Advisory Services	16
Management and Administrative
Investor Shares	89
ETF Shares	61
Marketing and Distribution
Investor Shares	9
ETF Shares	13
Custodian Fees	37
Shareholders’ Reports
Investor Shares	—
ETF Shares	3
Total Expenses	228
Net Investment Income	2,774
Realized Net Gain (Loss) on Investment Securities Sold	3,106
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(22,573)
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,693)

1  Interest income from an affiliated company of the fund was $4,000.

Statement of Changes in Net Assets

		November 10,
	Six Months Ended	2006[1] to
	April 30,	October 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,774	2,704
Realized Net Gain (Loss)	3,106	27
Change in Unrealized Appreciation (Depreciation)	(22,573)	6,754
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,693)	9,485
Distributions
Net Investment Income
Investor Shares	(1,052)	(918)
ETF Shares	(1,705)	(1,386)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Total Distributions	(2,757)	(2,304)
Capital Share Transactions—Note F
Investor Shares	14,064	63,848
ETF Shares	22,728	110,453
Net Increase (Decrease) from Capital Share Transactions	36,792	174,301
Total Increase (Decrease)	17,342	181,482
Net Assets
Beginning of Period	181,482	—
End of Period[2]	198,824	181,482

1  Inception.

2	Net Assets—End of Period includes undistributed net investment income of $417,000 and $400,000.

Financial Highlights

Investor Shares
	Six Months	Nov. 16,
	Ended	2006[1] to
	April 30,	Oct. 31,
For a Share Outstanding Throughout Each Period	2008	2007
Net Asset Value, Beginning of Period	$21.61	$20.00
Investment Operations
Net Investment Income	.31[2]	.542[2]
Net Realized and Unrealized Gain (Loss) on Investments	(2.47)	1.477
Total from Investment Operations	(2.16)	2.019
Distributions
Dividends from Net Investment Income	(.31)	(.409)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.31)	(.409)
Net Asset Value, End of Period	$19.14	$21.61

Total Return[3]	–10.05%	10.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$73	$67
Ratio of Total Expenses to Average Net Assets	0.36%*	0.40%*
Ratio of Net Investment Income to Average Net Assets	3.17%*	2.43%*
Portfolio Turnover Rate[4]	17%*	11%

1  Inception.

2  Calculated based on average shares outstanding.

3  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF creation units.

•	Annualized.

ETF Shares
	Six Months	Nov. 10,
	Ended	2006[1] to
	April 30,	Oct. 31,
For a Share Outstanding Throughout Each Period	2008	2007
Net Asset Value, Beginning of Period	$54.55	$50.04
Investment Operations
Net Investment Income	.799[2]	1.405[2]
Net Realized and Unrealized Gain (Loss) on Investments	(6.221)	4.190
Total from Investment Operations	(5.422)	5.595
Distributions
Dividends from Net Investment Income	(.818)	(1.085)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.818)	(1.085)
Net Asset Value, End of Period	$48.31	$54.55

Total Return	–9.98%	11.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$126	$115
Ratio of Total Expenses to Average Net Assets	0.21%*	0.25%*
Ratio of Net Investment Income to Average Net Assets	3.32%*	2.58%*
Portfolio Turnover Rate[3]	17%*	11%

1  Inception.

2  Calculated based on average shares outstanding.

3  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF creation units.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Whitehall Funds. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for the period from inception to October 31, 2007, and for the period ended April 30, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2008, the fund had contributed capital of $15,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2008, the fund realized $4,058,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2007, the fund had available realized losses of $609,000 to offset future net capital gains through October 31, 2015. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2008; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2008, the cost of investment securities for tax purposes was $214,819,000. Net unrealized depreciation of investment securities for tax purposes was $15,819,000, consisting of unrealized gains of $6,115,000 on securities that had risen in value since their purchase and $21,934,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the six months ended April 30, 2008, the fund purchased $84,300,000 of investment securities and sold $47,509,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at April 30, 2008, was $37,000, for which the fund received cash collateral of $39,000.

F. Capital share transactions for each class of shares were:

	Six Months Ended		Period Ended
	April 30, 2008		October 31, 2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	29,031	1,503	78,051	3,765
Issued in Lieu of Cash Distributions	881	44	771	36
Redeemed	(15,848)	(818)	(14,974)	(710)
Net Increase (Decrease)—Investor Shares	14,064	729	63,848	3,091
ETF Shares
Issued	54,199	1,100	116,002	2,202
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(31,471)	(600)	(5,549)	(100)
Net Increase (Decrease)—ETF Shares	22,728	500	110,453	2,102

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Dividend Yield Index Fund	10/31/2007	4/30/2008	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$899.51	$1.70
ETF Shares	1,000.00	900.17	0.99
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.07	$1.81
ETF Shares	1,000.00	1,023.82	1.06

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.36% for Investor Shares and 0.21% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 22 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard High Dividend Yield Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group Inc. Vanguard—through its Quantitative Equity Group—serves as investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the investment management services provided by the Quantitative Equity Group since the fund’s inception in 2006, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Mr. Sauter has led the Quantitative Equity Group since 1987. Michael Perre, the Vanguard principal primarily responsible for the day-to-day management of the fund, has been with Vanguard since 1990. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since inception, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the fund has performed in line with expectations, and that the results have been consistent with the fund’s investment strategy. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group; Director of Vanguard Marketing Corporation.
Chief Executive Officer
155 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
155 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
155 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
155 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
155 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
155 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
155 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
155 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
155 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
155 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: President of The Vanguard Group, Inc.,
President since March 2008	and of each of the investment companies served by The Vanguard Group since 2008;
155 Vanguard Funds Overseen	Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group
(1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
155 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Glenn W. Reed
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All other marks are the exclusive property of their
respective owners.
Direct Investor Account Services > 800-662-2739
All comparative mutual fund data are from Lipper Inc.
Institutional Investor Services > 800-523-1036	or Morningstar, Inc., unless otherwise noted.

Text Telephone for People
With Hearing Impairment > 800-952-3335	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
This material may be used in conjunction	In addition, you may obtain a free report on how your
with the offering of shares of any Vanguard	fund voted the proxies for securities it owned during
fund only if preceded or accompanied by	the 12 months ended June 30. To get the report, visit
the fund’s current prospectus.	either www.vanguard.com or www.sec.gov.

Vanguard, Vanguard.com, Vanguard ETF, Connect with
Vanguard, and the ship logo are trademarks of	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
The Vanguard Group, Inc.	at 202-551-8090. Information about your fund is also
“FTSE®” is a trademark jointly owned by the London	available on the SEC’s website, and you can receive
Stock Exchange plc and The Financial Times Limited	copies of this information, for a fee, by sending a
and is used by FTSE International Limited under license.	request in either of two ways: via e-mail addressed to
The FTSE High Dividend Yield Index is calculated by FTSE	publicinfo@sec.gov or via regular mail addressed to the
International Limited. FTSE International Limited does not	Public Reference Section, Securities and Exchange
sponsor, endorse, or promote the fund; is not in any way	Commission, Washington, DC 20549-0102.
connected to it; and does not accept any liability
in relation to its issue, operation, and trading.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6232 062008

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS
BY:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: June 13, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS
BY:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: : June 13, 2008

VANGUARD WHITEHALL FUNDS
BY:	(signature)
(HEIDI STAM)
THOMAS J. HIGGINS*
TREASURER

Date: : June 13, 2008

*By Power of Attorney. Filed on January 18, 2008, see File Number 2-29601. Incorporated by Reference.